UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854

(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2005 - DECEMBER 31, 2005 (Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2005

•	20 Fund

•	Mid-Cap Fund

•	Balanced Fund

•	High Yield Fund

•	Fixed Income Fund

Letter to Shareholders	1
Fund Performance	2
Performance table for the Funds as of December 31, 2005
About Your Fund’s Expenses	4
Investment Managers’ Comments and Schedules of Portfolio Investments
Managers 20 Fund	6
Managers Mid-Cap Fund	10
Managers Balanced Fund	15
Managers High Yield Fund	22
Managers Fixed Income Fund	30
Notes to Schedules of Portfolio Investments	37
Financial Statements
Statements of Assets and Liabilities	38
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts
Statements of Operations	39
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets	40
Detail of changes in Fund assets for the past two years

Financial Highlights	41
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets for each Fund

Notes to Financial Statements	47
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and description of certain investment risks

Report of Independent Registered Public Accounting Firm	55

Trustees and Officers	56

Nothing contained herein is to be considered an offer, sale, or solicitation of an offer to buy shares of Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

Over the past 12 months the markets have been beset with a number of difficult and unpredictable challenges, including recovery from a massive tsunami in Southeast Asia; continuing strife in the Middle East; numerous terrorist incidents; multiple hurricanes in the Gulf of Mexico; and a significant rise in energy prices. We are fortunate that the financial markets have continued to perform so well under these circumstances.

These events serve to remind us that no one can predict the events that are going to shape the markets in coming months. This reinforces our belief that to invest successfully in an uncertain world you have to diversify your investments and be patient.

Most people think of diversification as holding different types of stocks and bonds, but we believe that there is another type of diversification that receives too little notice, and that is diversification by investment manager and holdings. Simply put, no single approach is going to succeed in every kind of market—some growth stock managers will be successful in a rising market, and some will be more successful in a stagnant market. This can be an issue with some investment firms that adhere to only one method of looking at the markets.

That is a major benefit that we bring you at Managers Funds—since we hire subadvisors (affiliates and non-affiliates) to run our portfolios, we offer you a wide selection of very different investment styles to choose from, sometimes within the same asset class. Invest in multiple Managers Funds, and you can get managers with very different approaches and holdings, helping you reduce the risks created by changing economic conditions and natural and man-made events, such as those of the past 12 months.

We also believe that once you have made your manager selection, you must be patient. On the home page of our Web site at www.managersinvest.com, you will find a short article entitled “Stay Invested for the Long Term” that highlights how important it is to consistently stay in the market rather than trying to time the market. We think the implication is clear: to be successful in the market over the long term, select a wide variety of investments giving you good diversification, invest regularly, and stick with your investment plan no matter what events dominate the news.

We invite you to visit our Web site on an ongoing basis to stay in tune with your Managers Funds holdings. The Web site provides detailed profiles of our subadvisors and their investment styles, as well as quarterly commentary on each Fund. If you have any questions, please do call us at 800.835.3879. Thank you for investing with Managers Funds.

Sincerely,

Peter M. Lebovitz	Thomas G. Hoffman, CFA
President	Chief Investment Officer
Managers Funds	Managers Investment Group LLC

Fund Performance

All periods ended December 31, 2005

Managers Funds Performance (unaudited)

All periods ended December 31, 2005

			Average Annual Total Returns (1)
			1 Year	3 Years	5 Years	Since Inception	Inception Date
Managers Funds:
Equity Funds:
20 Fund	-Class A	No Load	(5.19)%	11.99%	(15.96)%	(4.69)%	Jan-98
	-Class A	With Load	(10.69)%	9.84%	(16.95)%	(5.40)%	Jan-98
	-Class B	No Load	(5.82)%	11.43%	(16.39)%	(6.65)%	Feb-98
	-Class B	With Load	(10.53)%	10.62%	(16.73)%	(6.65)%	Feb-98
	-Class C	No Load	(5.80)%	11.37%	(16.38)%	(7.29)%	Mar-98
	-Class C	With Load	(7.67)%	11.04%	(16.55)%	(7.41)%	Mar-98
	-Inst. Class	No Load	(4.92)%	12.45%	(15.57)%	(7.10)%	Apr-98

Mid-Cap	-Class A	No Load	11.32%	21.12%	6.44%	13.82%	Jan-97
	-Class A	With Load	4.91%	18.77%	5.19%	13.08%	Jan-97
	-Class B	No Load	10.61%	20.48%	5.89%	12.26%	Jan-97
	-Class B	With Load	5.61%	19.79%	5.57%	12.26%	Jan-97
	-Class C	No Load	10.60%	20.46%	5.91%	11.34%	Feb-98
	-Class C	With Load	8.48%	20.08%	5.69%	11.20%	Feb-98
	-Inst. Class	No Load	11.74%	21.69%	6.96%	14.40%	Jan-97

Hybrid Fund:
Balanced	-Class A	No Load	4.24%	12.22%	2.98%	8.72%	Jan-97
	-Class A	With Load	(1.79)%	10.01%	1.76%	8.00%	Jan-97
	-Class B	No Load	3.53%	11.64%	2.47%	6.63%	Feb-98
	-Class B	With Load	(1.47)%	10.83%	2.10%	6.63%	Feb-98
	-Class C	No Load	3.49%	11.61%	2.44%	6.54%	Feb-98
	-Class C	With Load	1.49%	11.22%	2.24%	6.41%	Feb-98
	-Inst. Class	No Load	4.57%	12.74%	3.18%	9.25%	Jan-97

			Average Annual Total Returns (1)
			1 Year	3 Years	5 Years	Since Inception	Inception Date
Income Funds:
High Yield	-Class A	No Load	2.37%	13.68%	9.41%	6.27%	Jan-98
	-Class A	With Load	(3.53)%	11.47%	8.12%	5.48%	Jan-98
	-Class B	No Load	1.59%	12.99%	8.81%	5.16%	Feb-98
	-Class B	With Load	(3.19)%	12.20%	8.52%	5.16%	Feb-98
	-Class C	No Load	1.60%	13.01%	8.82%	5.15%	Feb-98
	-Class C	With Load	(0.40)%	12.64%	8.61%	5.01%	Feb-98
	-Inst. Class	No Load	2.60%	14.15%	9.93%	6.21%	Mar-98

Fixed Income	-Class A	No Load	2.68%	6.21%	6.47%	6.48%	Jan-97
	-Class A	With Load	(2.46)%	4.41%	5.39%	5.87%	Jan-97
	-Class B	No Load	2.01%	5.61%	5.92%	5.60%	Mar-98
	-Class B	With Load	(2.87)%	4.71%	5.60%	5.60%	Mar-98
	-Class C	No Load	1.90%	5.56%	5.92%	5.75%	Mar-98
	-Class C	With Load	(0.11)%	5.22%	5.71%	5.62%	Mar-98
	-Inst. Class	No Load	2.91%	6.64%	6.97%	7.05%	Jan-97

Fund Performance (continued)

Notes to the Performance Table

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A (5.00% maximum for Managers Fixed Income Fund), as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges and expenses and other information. Additional risks are associated with investing in high yield bonds, and such securities may be considered speculative.

There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call (800) 835-3879 or visit our website at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them. Distributed by Managers Distributors, Inc., member NASD.

(1)	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers 20 Fund Class A
Based on Actual Fund Return	$1,000	$1,058	$7.78
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.63

Managers 20 Fund Class B
Based on Actual Fund Return	$1,000	$1,054	$11.65
Based on Hypothetical 5% Annual Return	$1,000	$1,014	$11.42

Managers 20 Fund Class C
Based on Actual Fund Return	$1,000	$1,054	$11.65
Based on Hypothetical 5% Annual Return	$1,000	$1,014	$11.42

Managers 20 Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,057	$6.48
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers Mid-Cap Fund Class A
Based on Actual Fund Return	$1,000	$1,071	$6.52
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36

Managers Mid-Cap Fund Class B
Based on Actual Fund Return	$1,000	$1,067	$10.42
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16

Managers Mid-Cap Fund Class C
Based on Actual Fund Return	$1,000	$1,067	$10.42
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16

Managers Mid-Cap Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,073	$5.22
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.09

About Your Fund’s Expenses (continued)

Six Months Ended December 31 , 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers Balanced Fund Class A
Based on Actual Fund Return	$1,000	$1,030	$6.39
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$6.36

Managers Balanced Fund Class B
Based on Actual Fund Return	$1,000	$1,025	$10.21
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16

Managers Balanced Fund Class C
Based on Actual Fund Return	$1,000	$1,025	$10.21
Based on Hypothetical 5% Annual Return	$1,000	$1,015	$10.16

Managers Balanced Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,031	$5.12
Based on Hypothetical 5% Annual Return	$1,000	$1,020	$5.09

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers High Yield Fund Class A
Based on Actual Fund Return	$1,000	$1,012	$5.83
Based on Hypothetical 5% Annual Return	$1,000	$1,019	$5.85

Managers High Yield Fund Class B
Based on Actual Fund Return	$1,000	$1,007	$9.61
Based on Hypothetical 5% Annual Return	$1,000	$1,016	$9.65

Managers High Yield Fund Class C
Based on Actual Fund Return	$1,000	$1,007	$9.61
Based on Hypothetical 5% Annual Return	$1,000	$1,016	$9.65

Managers High Yield Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,012	$4.56
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$4.58

Six Months Ended December 31, 2005	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid During Period*
Managers Fixed Income Fund Class A
Based on Actual Fund Return	$1,000	$1,007	$3.74
Based on Hypothetical 5% Annual Return	$1,000	$1,021	$3.77

Managers Fixed Income Fund Class B
Based on Actual Fund Return	$1,000	$1,003	$7.52
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.58

Managers Fixed Income Fund Class C
Based on Actual Fund Return	$1,000	$1,002	$7.52
Based on Hypothetical 5% Annual Return	$1,000	$1,018	$7.58

Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	$1,000	$1,008	$2.48
Based on Hypothetical 5% Annual Return	$1,000	$1,023	$2.50

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Managers 20 Fund

Portfolio Manager Comments

The Managers 20 Fund’s (the “Fund”) objective is to achieve capital appreciation through a non-diversified portfolio of equity securities.

The Managers 20 Fund invests in a non-diversified portfolio consisting of the common stocks of 15 to 25 U.S. and foreign companies of any size, which offer strong growth potential. The Fund management selects securities based on a global economic outlook, with a particular focus on investments in specific industries, and seeks companies in out-of-favor situations at attractive prices. In addition to common stocks, the Fund may invest from time to time in any or all of the following: preferred stocks, convertible securities, warrants and bonds and other fixed-income securities. The S&P 500 Index is the benchmark for the Fund.

The Fund currently employs a subadvisor, Oak Associates, ltd. (“Oak”), to manage the assets of the Fund. Oak believes that macroeconomic analysis is the best way to start their process of finding industries where the most attractive secular growth opportunities reside. Oak’s investment team begins its investment process with the overall outlook for the economy. They assess the overall economic background, including an analysis of fiscal policies, monetary polices, inflation, interest rates, exchange rates, and evolving relationships of economic sectors.

The investment team follows securities from favored industries. When researching a potential security, the analysts look at the company growth rate and valuation in absolute terms, relative to the market as a whole, and relative to each security’s historical valuation.

The ideal investment exhibits the following traits:

•	Impressive growth potential

•	Attractive valuations

Portfolio management:

•	Builds the portfolio stock by stock and actively manages the Fund

•	Begins by analyzing key global economic factors, then determines which specific sectors will benefit from emerging trends

•	Employs qualitative analysis based on the fundamental characteristics of individual securities

•	Visits company locations and has discussions with company management

•	Buys securities generally with a long-term time horizon, resulting in relatively low portfolio turnover

•	Concentrates in their best ideas and remains focused on core growth discipline

Sell Discipline

Generally, Oak does not make many weight adjustments to reflect changes in sentiment about a holding. If their opinion changes for the worse, they will tend to sell the holding completely. There are times when they will add to a stock if its weight has declined due to relative underperformance that they feel is unjustified. Their sell decision is based on three criteria:

•	As a concentrated investment manager, a stock may be sold based on relative opportunity. This occurs when a better investment idea presents itself.

•	Valuation is considered if the stock price reflects the best potential outcome.

•	Oak may sell if their long-term investment thesis for that company has deteriorated. If so, they first assess whether it is salvageable: Is it a company-specific issue? Did they simply make a mistake?

These criteria are often combined with factors such as changes in the competitive landscape, product commoditization, or relative market opportunity. Downward revisions in earnings estimates, changes in long-term earnings projections, analyst contacts, valuation, and balance sheet issues are all considerations that may help Oak determine if a stock should be sold. Portfolio turnover is low - the typical holding period for securities is three-to-five years.

The Year in Review

For the year 2005, the Managers 20 Fund Institutional Class Shares returned -4.92% compared with a gain of 4.91% for the S&P 500 Index. In the U.S., the broad market (using for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 6% for the year.

Mid-cap and small-cap stocks rose more than large-caps for the year as measured by the S&P indices. From a style standpoint, the S&P 500/Citigroup Value Index outperformed its counterpart for the sixth consecutive year. Low price-to-earnings stocks were leaders throughout the year, but much of this also coincides with the strong energy sector that has a lower P/E.

Despite strong corporate earnings, 2005 got off to a rocky start. The markets were down about 4% after the first four months of the year, but one sector continued to rise. The energy sector was the story of 2005, up over 30%. As oil and gas prices continued to rise throughout the summer, oil rose to over $69 per barrel finishing the year at $61, while gold ended the year at $517/oz. The higher fuel and commodity prices combined with devastating hurricanes to the Gulf Coast region,

Managers 20 Fund

Portfolio Manager Comments (continued)

and continued increases in short-term interest rates could not slow down the economy. GDP continued to grow and core CPI inflation was kept to low levels. Markets rallied in the fourth quarter as the industrials and materials sectors climbed and energy stocks declined. While the holiday shopping season was far from a boom, neither was it the bust that some analysts had anticipated due to higher energy prices.

Since the Fund concentrates on high growth opportunities, the lack of energy holdings hurt from an attribution standpoint. The Fund is positioned with nearly half its holdings in the technology sector which performed poorly over the year. Of the fifteen technology positions held over the course of 2005, only 4 posted positive returns, and one of them was the late addition of Google. Dell, Symantec and Cisco were all large detractors. Dell, EMC and Microsoft were all liquidated throughout the year.

Over the course of the year, the healthcare sector has become increasingly larger. Oak added Teva Pharmaceuticals and built up its position in all other heathcare stocks, with the exception of Pfizer. Despite the negative contribution by Pfizer this sector was the largest positive contributor during 2005. Affymetrix, Amgen, Medtronic and Teva Pharmaceuticals all posted double digit gains for the year.

The financials sector was pared down with the sale of MBNA, following its acquisition by Bank of America, while consumer discretionary has added Amazon.com.

Looking Forward

The portfolio manager has constructed a portfolio that should benefit from continued strong earnings. Expecting the end of the Fed tightening, Oak is looking for stock valuations to catch up with the strong earnings of the past year. Oak’s comments as we progress into 2006:

The housing market, which was so hot in 2005, should continue to cool (price appreciation and sales slowing). This could be exacerbated by tighter lending standards. The strength in housing has helped to drive consumer spending, but the effect of the cooling market should not be too dramatic, as real pay per worker climbs. As a result, we think the economy should remain relatively healthy. One thing to watch though is the temperature in the north and the already high price of natural gas; high heating bills could impact spending. In spite of rising energy costs, inflation continues to be restrained by globalization, competition, and productivity. This is positive for the market.

With strong cash flow from operations in recent years, corporations’ balance sheets are in great shape, which means merger activity, stock buybacks and dividend increases should continue. Capital spending could also pick up. Chief Investment Strategist Ed Yardeni’s CIO poll indicates IT budgets are expected to rise 8% this year - technology companies would be beneficiaries.

Cumulative Total Return Performance

Managers 20 Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A shares on January 2, 1998 to a $10,000 investment made in the S&P 500 Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers 20 Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the 20 Fund - Class A Shares (with load) and the S&P 500 Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
20 Fund – A Shares	(10.69)%	(16.95)%	(5.40)%
S&P 500	4.91%	0.54%	4.73%

*	Commencement of operations was January 2, 1998.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005.

Top Ten Holdings (out of 25 securities)	Managers 20 Fund % Fund	Portfolio Breakdown	% Fund	S&P 500
QUALCOMM, Inc.	5.8%	Financials	9.8%	21.3%
eBay, Inc.*	5.7	Information Technology	50.2	15.1
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	5.4	Health Care	22.2	13.3
Caterpillar, Inc.	5.3	Industrials	8.2	11.3
Citigroup, Inc.	5.0	Consumer Discretionary	10.8	10.8
Linear Technology Corp.	5.0	Consumer Staples	0.0	9.5
Cisco Systems, Inc.*	4.9	Energy	0.0	9.3
Applied Materials, Inc.	4.9	Utilities	0.0	3.4
Schwab (Charles) Corp.*	4.7	Telecommunication Services	0.0	3.0
Amgen, Inc.*	4.7	Materials	0.0	3.0

Top Ten as a Group	51.4%	Other Assets and Liabilities	(1.2)	0.0

			100.0%	100.0%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security.

Managers 20 Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 101.2%
Consumer Discretionary - 10.8%
Amazon.Com, Inc.*	16,600		$782,690
eBay, Inc.*	29,100	[2]	1,258,575
Harman International Industries, Inc.	3,700	[2]	362,045
Total Consumer Discretionary			2,403,310
Financials - 9.8%
Citigroup, Inc.	23,000		1,116,190
Schwab (Charles) Corp.	71,700	[2]	1,051,839
Total Financials			2,168,029
Health Care - 22.2%
Affymetrix, Inc.*	18,400	[2]	878,600
Amgen, Inc.*	13,300		1,048,838
Medtronic, Inc.	17,400		1,001,718
Pfizer, Inc.	33,900		790,548
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	28,000	[2]	1,204,280
Total Health Care			4,923,984
Industrials - 8.2%
Caterpillar, Inc.	20,500	[2]	1,184,285
Rockwell Automation, Inc.	11,000	[2]	650,760
Total Industrials			1,835,045
Information Technology - 50.2%
Applied Materials, Inc.	60,200	[2]	1,079,988
Avid Technology, Inc.*	14,600	[2]	799,496
Cisco Systems, Inc.*	64,000		1,095,680
Cognizant Technology Solutions Corp.*	18,127	[2]	$912,694
Electronic Arts, Inc.*	18,900	[2]	988,659
Google Inc.*	2,000		829,720
Juniper Networks, Inc.*	43,100		961,130
Linear Technology Corp.	30,600		1,103,742
Maxim Integrated Products, Inc.	24,600		891,504
QUALCOMM, Inc.	29,900		1,288,092
Symantec Corp.*	41,700		729,750
Symbol Technologies, Inc.	36,500		467,930
Total Information Technology			11,148,385
Total Common Stocks (cost $23,215,817)			22,478,753
Other Investment Companies – 27.4%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	6,076,726		6,076,726
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	49,038		49,038
Total Other Investment Companies (cost $6,125,764)			6,125,764
Total Investments – 128.6% (cost $29,341,581)			28,604,517
Other Assets, less Liabilities – (28.6)%			(6,387,432)
Net Assets - 100.0%			$22,217,085

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap Fund

Portfolio Manager Comments

The Managers Mid-Cap Fund’s (the “Fund”) objective is to provide a high total return, consistent with the preservation of capital and a prudent level of risk.

The Managers Mid-Cap Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting of the common stocks of medium-sized companies which will generally be listed on the New York or American stock exchanges or on NASDAQ and be widely held among a large number of investors.

The Fund invests at least 80% of its assets in companies that, at the time of purchase, have market capitalizations between $1 billion and $12 billion. The Fund may also invest in other U.S. and foreign securities, including foreign securities and warrants. The Fund’s benchmark is the S&P MidCap 400 Index.

The Fund currently employs a sub-advisor, Chicago Equity Partners (“CEP”), to manage the assets of the Fund. The investment team at CEP believes that fundamentals drive stock prices – that companies with favorable valuations and earnings expectations will outperform their peers. CEP employs a disciplined investment strategy utilizing a proprietary multi-factor model, which includes momentum, value and quality factors, to select securities. The process focuses on security selection while remaining neutral to industry, sector, style and capitalization benchmarks. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

CEP utilizes a systematic ranking system to identify attractive stocks and construct its portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization and style exposures. Every day the investment team at CEP uses its proprietary model to evaluate the expectations, valuation and quality attributes of 3,000 stocks.

The ideal investment exhibits the following traits:

•	Favorable valuation ratios relative to peers

•	Corporate profits growth is expected to be above average compared to peers

Portfolio Management:

•	Utilizes a systematic ranking system to identify attractive stocks

•	Follows a disciplined portfolio construction process that minimizes portfolio risks like sector, capitalization and style exposures

•	Constructs portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings and market capitalization

•	Reviews and confirms the model’s daily rankings, paying special attention to any changes in rank

•	Each analyst follows a specific sector focusing on:

•	The timing and nature of earnings releases

•	Legal and regulatory exposures of companies

•	Any other factors the model may not capture

•	The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector

Sell Discipline

CEP has a structured sell discipline: a stock is sold if it is lowly ranked and if there is a viable alternative within its industry, based upon risk/return. This is applied consistently across the universe and over time. The team format assures decisions are being made that are consistent with the Fund’s objectives.

The Year in Review

For the year 2005, the Managers Mid-Cap Fund Institutional Class returned 11.74% compared with a gain of 12.56% for the S&P Mid Cap 400 Index. In the U.S., the broad market (using for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 6% for the year. Please note that this Fund has multiple classes. Performance for all classes can be found on the Fund’s summary page and at www.managersinvest.com.

Mid-cap and small-cap stocks rose more than large-caps for the year as measured by the S&P indices. From a style standpoint, the S&P 400/Citigroup Growth Index outperformed its value counterpart. Much of this difference stemmed from energy stocks that belonged to one index and not the other. Coal companies Arch Coal and Peabody Energy accounted for over 1.5% contribution to the S&P 400/Citigroup Growth Index, almost the entire outperformance.

Despite strong corporate earnings, 2005 got off to a rocky start. The broad markets were down about 4% after the first four months of the year, but mid-caps declined less than other market cap groups. Much like the broad markets, the energy sector was the story of 2005, up over 50%. As oil and gas prices continued to rise throughout the summer, oil rose to over $69 per barrel during the summer, finishing at $61, while gold ended the year at $517/oz. The higher fuel and commodity prices combined with devastating hurricanes to the Gulf Coast region, and continued increases in short-term interest rates could not slow down the economy. GDP continued to grow and core CPI inflation was kept to low levels. Markets rallied in the fourth quarter as the industrials and materials sectors climbed and energy stocks declined. While the holiday shopping season was far from a boom, neither was it the bust that some analysts had anticipated due to higher energy prices.

Managers Mid-Cap Fund

Portfolio Manager Comments (continued)

CEP matches sectors with the S&P Mid Cap to immunize the Fund against sector allocation effects relative to the benchmark. The Fund was successful in this regard, as sector weights were closely aligned throughout the year. In fact, the Fund was in pace with the Index after the first three quarters of the year. However, during a decline in October, the Fund fell behind the Index by over 200 basis points (bps). It was within the energy, utilities and health care sectors that the holdings performed poorly during October. However, over the next two months, the Fund outperformed the Index by over 150 bps, led by the technology, industrials, financials and consumer discretionary sectors.

As the Fund’s sector weights are closely aligned with those of the Index, it is essentially by definition that stock selection drives the Fund’s relative returns. Stock selection in the consumer discretionary and utilities sectors were the greatest contributors to the Fund this year. Increased production and higher commodity prices drove the utility sector, just as they did the energy sector. Questar and Energen, up 51% and 25% respectively, were among the Fund’s top holdings and largest contributors, despite a poor fourth quarter. Retailers Chico’s, Abercrombie & Fitch, Payless Shoes and Claire’s Stores were all top performers. Chico’s, a retailer of exclusively designed private label women’s clothing, has seen 106 consecutive months of positive same store sales, while Abercrombie & Fitch saw sales increase 37% over last year.

On the downside were the consumer staples and industrial sectors. A large position in Tyson Foods (-6%) hurt the Fund, as well as the decline in NBTY (-32%), a manufacturer, marketer and retailer of nutritional supplements, which realized weak sales over 2005. The industrials sector greatly underperformed the benchmark despite strong performance from Joy Global (+110%), Precision Castparts (+58%) and Thomas & Betts (+36%). Underperformance from YRC Worldwide, formerly Yellow Corp., J.B. Hunt Transport Services and Grace all were a drag on Fund performance. All three have been liquidated from the portfolio.

Looking Forward

The portfolio manager continues to add value through security selection. This process will immunize the portfolio against sector swings by matching sectors to the benchmark, regardless of the current economic environment. CEP models still emphasize valuation, expectation and quality attributes to select the best risk adjusted stocks within each sector.

Cumulative Total Return Performance

Mid-Cap’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The S&P Mid Cap 400 Index is an unmanaged capitalization weighted index of 400 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. Unlike the Fund, the S&P Mid Cap 400 Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1997 to a $10,000 investment made in the S&P Mid Cap 400 Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. Figures include reinvestment capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Mid-Cap Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Mid-Cap Fund - Class A Shares (with load) and the S&P Mid Cap 400 Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Mid-Cap – A Shares	4.91%	5.19%	13.08%
S&P Mid Cap 400	12.56%	8.60%	14.01%

*	Commencement of operations was January 2, 1997.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005

Top Ten Holdings (out of 105 securities)	Managers Mid-Cap Fund % Fund	Portfolio Breakdown	% Fund	S&P Mid Cap 400
Questar Corp.	3.1%	Financials	18.0%	18.7%
Joy Global, Inc.	2.7	Consumer Discretionary	14.6	16.2
American Financial Group, Inc.*	2.5	Information Technology	16.1	15.6
Patterson-UTI Energy, Inc.	2.4	Industrials	12.0	13.3
Newfield Exploration Co.	2.3	Health Care	11.8	11.5
Martin Marietta Materials, Inc.	2.2	Energy	9.3	9.6
Energen Corp.	2.0	Utilities	7.1	7.4
Highwoods Properties, Inc.	2.0	Materials	7.4	4.0
Humana, Inc.*	1.8	Consumer Staples	2.3	3.3
Western Digital Corp.	1.8	Telecommunications	0.4	0.4

Top Ten as a Group	22.8%	U. S. Government Obligations	0.1	0.0

		Other Assets and Liabilities	0.9	0.0

			100.0%	100.0%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security.

Managers Mid-Cap Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 99.0%
Consumer Discretionary - 14.6%
Abercrombie & Fitch Co.	22,700	[2]	$1,479,586
Advance Auto Parts, Inc.*	15,400		669,284
American Greetings Corp., Class A	17,100	[2]	375,687
Autoliv, Inc.	14,000	[2]	635,880
Barnes & Noble, Inc.	14,200	[2]	605,914
Brinker International, Inc.	19,000		734,540
Brunswick Corp.	12,700	[2]	516,382
Catalina Marketing Corp.*	23,200	[2]	588,120
Chico’s FAS, Inc.*	26,500		1,164,145
Claire’s Stores, Inc.	33,400		975,948
Darden Restaurants, Inc.	38,300		1,489,104
Dillard’s, Inc., Class A	38,100	[2]	945,642
Goodyear Tire & Rubber Co.*	29,800	[2]	517,924
NVR, Inc.*	1,325	[2]	930,150
Payless ShoeSource, Inc.*	40,400	[2]	1,014,040
Rent-A-Center, Inc.*	12,200		230,092
Timberland Co.*	14,100	[2]	458,955
Tupperware Corp.	25,300		566,720
Washington Post Co., The	410		313,650
Total Consumer Discretionary			14,211,763
Consumer Staples - 2.3%
Energizer Holdings, Inc.*	6,900		343,551
Hormel Foods Corp.	6,400		209,152
PepsiAmericas, Inc.	12,200	[2]	283,772
Pilgrim’s Pride Corp., Class B	29,600	[2]	981,536
SUPERVALU, Inc.	14,300		464,464
Total Consumer Staples			2,282,475
Energy - 9.3%
Diamond Offshore Drilling, Inc.	24,800	[2]	1,725,087
Newfield Exploration Co.*	44,800		2,243,136
Overseas Shipholding Group, Inc.	25,800	[2]	1,300,062
Patterson-UTI Energy, Inc.	71,700		2,362,515
Tesoro Corp.	23,900		1,471,045
Total Energy			9,101,845
Financials - 18.0%
A.G. Edwards, Inc.	20,200	[2]	946,572
American Capital Strategies Ltd.	29,900	[2]	1,082,679
American Financial Group, Inc.	63,600		2,436,516
CBL & Associates Properties, Inc.	37,900	[2]	1,497,429
Commerce Bancshares, Inc.	7,980	[2]	415,918
Compass Bancshares, Inc.	14,200		685,717
Downey Financial Corp.	9,900		677,061
First American Corp.	29,200		1,322,760
Highwoods Properties, Inc.	68,900	[2]	1,960,205
Indymac Mortgage Holdings, Inc.	38,400	[2]	1,498,368
Janus Capital Group, Inc.	33,300	[2]	620,379
Mercantile Bankshares Corp.	23,600		1,331,984
Nationwide Financial Services, Inc.	13,800	[2]	607,200
Radian Group, Inc.	28,700		1,681,533
Wilmington Trust Corp.	9,400		365,754
Zions Bancorporation	6,400		483,584
Total Financials			17,613,659
Health Care - 11.8%
Barr Laboratories, Inc.*	6,700		417,343
Bausch & Lomb, Inc.	7,900	[2]	536,410
C.R. Bard, Inc.	11,600		764,672
Cerner Corp.*	7,300	[2]	663,643
Charles River Laboratories International, Inc.*	22,600		957,562
Coventry Health Care, Inc.*	25,325		1,442,512
Endo Pharmaceuticals Holdings, Inc.*	30,400		919,904
Humana, Inc.*	33,200		1,803,756
Intuitive Surgical, Inc.*	8,200		961,614
Lincare Holdings, Inc.*	6,500		272,415
Renal Care Group, Inc.*	6,650		314,612
STERIS Corp.	31,000		775,620
Techne Corp.*	25,770	[2]	1,446,986
Watson Pharmaceuticals, Inc.*	7,300	[2]	237,323
Total Health Care			11,514,372
Industrials - 12.0%
Alaska Airgroup, Inc.*	14,500	[2]	517,940
Banta Corp	14,600		727,080
Cummins, Inc.	16,700	[2]	1,498,491
Equifax, Inc.	27,900	[2]	1,060,758
GATX Corp.	28,400	[2]	1,024,672
Hubbell, Inc.	6,600		297,792
ITT Educational Services, Inc.*	11,500		679,765
Joy Global, Inc.	64,800		2,592,000
Precision Castparts Corp.	18,400	[2]	953,304
Republic Services, Inc.	41,600	[2]	1,562,080
Thomas & Betts Corp.*	18,300		767,868
Total Industrials			11,681,750
Information Technology - 16.1%
Avnet, Inc.*	31,500	[2]	754,110
Cognizant Technology Solutions Corp.*	12,000		604,200
CommScope, Inc.*	24,800	[2]	499,224
DST Systems, Inc.*	14,700		880,677
Factset Research Systems, Inc.	13,750	[2]	565,950
Fair Isaac Corp.	18,100	[2]	799,477
Harris Corp.	22,800		980,628
Imation Corp.	13,300		612,731
Ingram Micro, Inc., Class A*	44,200		880,906
Integrated Device Technology, Inc.*	87,400		1,151,932

The accompanying notes are an integral part of these financial statements.

Managers Mid-Cap Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology (continued)
Intersil Corp., Class A	34,500		$858,360
Lam Research Corp.*	18,900	[2]	674,352
McAfee, Inc.*	15,000	[2]	406,950
MEMC Electronic Materials, Inc.*	10,700		237,219
MoneyGram International, Inc.	14,500	[2]	378,160
Omnivision Technologies, Inc.*	26,400	[2]	526,944
Sabre Holdings Corp.	49,900	[2]	1,203,089
Sybase, Inc.*	31,500		688,590
Transaction Systems Architects, Inc.*	18,800		541,252
United Online, Inc.	32,200	[2]	457,884
Varian, Inc.*	7,400		294,446
Western Digital Corp.*	93,100	[2]	1,732,591
Total Information Technology			15,729,672
Materials - 7.4%
Ashland, Inc.	11,300	[2]	654,270
FMC Corp.*	22,500		1,196,325
Georgia Gulf Corp.	17,100	[2]	520,182
Louisana-Pacific Corp.	54,500	[2]	1,497,115
Martin Marietta Materials, Inc.	27,400		2,102,128
Peabody Energy Corp.	11,000		906,620
United States Steel Corp.	7,200	[2]	346,104
Total Materials			7,222,744
Telecommunication Services - 0.4%
NII Holdings, Inc., Class B*	9,800	[2]	428,064
Utilities - 7.1%
CMS Energy Corp.*	20,000	[2]	290,200
Energen Corp.	54,000		1,961,280
NRG Energy, Inc.*	34,100	[2]	1,606,792
Questar Corp.	40,500		3,065,850
Total Utilities			6,924,122
Total Common Stocks (cost $79,757,225)			96,710,466

Security Description	Principal Amount		Value
U.S. Government Obligations – 0.1%[6]
United States Treasury Bonds – 0.0%
U.S. Treasury Bonds,
8.750%, 08/15/20	$4,398		$6,471
United States Treasury Notes – 0.1%
U.S. Treasury Notes,
4.000%, 06/15/09	13,620		13,478
U.S. Treasury Inflation Indexed Notes,
1.875%, 07/15/13	23,089		24,907
Total United States Treasury Notes			38,385
Total U.S. Government Obligations (cost $44,856)			44,856

	Shares
Other Investment Companies – 28.2%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	26,957,222		26,957,222
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	657,564		657,564
Total Other Investment Companies (cost $27,614,786)			27,614,786
Total Investments – 127.3% (cost $107,416,867)			124,370,108
Other Assets, less Liabilities – (27.3)%			(26,730,589)
Net Assets - 100.0%			$97,639,519

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Portfolio Manager Comments

The Managers Balanced Fund’s (the “Fund”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent investment risk.

The Managers Balanced Fund seeks to achieve its investment objective by investing approximately 50-65% of its total assets in equity securities and investing the remainder in bonds and other fixed-income securities, as well as cash or cash equivalents. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large and medium-sized companies which will generally be listed on the New York, American or NASDAQ exchanges and be widely held among a large number of investors.

The Fund will generally invest at least 25 % of the Fund’s total assets in a range of fixed income securities, including domestic and foreign fixed-income securities and non-U.S. dollar securities. The Fund may also invest up to 25% of the Fund’s total assets in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/Standard & Poor’s). The Fund’s benchmark is an equal blend of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index.

The Portfolio Managers

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each class of investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Chicago Equity Partners, LLC

The investment team at Chicago Equity Partners (“CEP”) believes that fundamentals drive stock prices – that companies with favorable valuations and earnings expectations will outperform their peers. CEP employs a disciplined investment strategy utilizing a proprietary multi-factor model, which includes momentum, value and quality factors, to select securities. The process focuses on security selection while remaining neutral to industry, sector, style and capitalization benchmarks. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies undervalued and overvalued securities within industry sectors.

Chicago Equity Partners, LLC utilizes a systematic ranking system to identify attractive stocks and construct its portfolios through a disciplined process that minimizes portfolio risks like sector, capitalization and style exposures. Every day the investment team at CEP uses its proprietary model to evaluate the expectations, valuation and quality attributes of 3,000 stocks.

The ideal investment exhibits the following traits:

•	Favorable valuation ratios relative to peers

•	Corporate profits growth is expected to be above average compared to peers

Portfolio management:

•	Utilizes a systematic ranking system to identify attractive stocks

•	Follows a disciplined portfolio construction process that minimizes portfolio risks like sector, capitalization and style exposures

•	Constructs portfolios that neutralize risk elements that are not consistently rewarded, such as style tilts, industry weightings and market capitalization

•	Reviews and confirms the model’s daily rankings, paying special attention to any changes in rank

•	Each analyst follows a specific sector focusing on:

•	The timing and nature of earnings releases

•	Legal and regulatory exposures of companies

•	Any other factors the model may not capture

•	The analysts use an objective, systematic approach to choose the best risk-adjusted stocks within their sector

The Portfolio:

•	Typically holds 100 to 200 securities that the investment team believes will generate solid excess returns over the S&P 500 at a moderate risk

Sell Discipline

CEP has a structured sell discipline: a stock is sold if it is lowly ranked and if there is a viable alternative within its industry, based upon risk/return. This is applied consistently across the universe and over time. The team format assures decisions are being made that are consistent with the Fund’s objectives.

Loomis, Sayles & Company, L.P.

Loomis utilizes a team approach in managing the fixed income portion of the Balanced Fund’s portfolio. The investment team utilizes a contrarian bond investment philosophy, focusing on individual issues which are expected to provide the highest return over long periods of time.

Managers Balanced Fund

Portfolio Manager Comments (continued)

The team of credit analysts research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see either a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

Portfolio manager John Hyll and his team of credit analysts at Loomis Sayles & Company, L.P. research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

Portfolio management:

•	Targets bond investments on issue-specific credit considerations

•	Emphasizes yield

•	Utilizes broad investment opportunities: U.S. and non-U.S. Government and corporate issues

•	Maintains long-term orientation for currency exposure and security selection

•	Employs exposure limitations

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

Managers Balanced Fund (Institutional Class) returned 4.57% during 2005, compared to a return of 3.81% for the hypothetical benchmark consisting of 50% S&P 500 and 50% Lehman Brothers Aggregate Bond Index (“the “Index”). Please note that this Fund has multiple classes. Performance for all classes can be found on the Fund’s summary page and at www.managersinvest.com.

U.S. stocks rose moderately and in a fairly narrow band during 2005. Within this broad market, large-cap stocks (as measured by the Russell 1000 Index) outperformed small-cap stocks (as measured by the Russell 2000 Index) by a margin of +6.3% versus +4.6%. Similarly, the Russell 3000 Value Index gained +6.9% compared to +5.2% for its growth counterpart. The 1.7% return differentials between these slices of the market are very narrow by historical standards. Digging into the market indexes further reveals one significant attributable factor: for 2005 as a whole, energy stocks rose 33% and accounted for about one-third of the market’s total gain. The rise in energy prices clearly had an impact on this sector’s performance. Besides energy, only utilities stocks (a rather small portion of the market) rose by more than 10% on average. The range of 2005 total returns from the other sectors was -4% to +8%.

With regard to the bond market, longer-term interest rates changed little during 2005. Although a strong economy and aggressive rate hikes by the Federal Open Market Committee (FOMC) will typically cause long-term rates to rise, there was enough demand for dollar based assets by foreign investors and a lack of more broadly measurable inflation to keep these rates in check. Thus, the yield on the 10-year Treasury rose by only 18 basis points to a still low 4.4%. As longer-term interest rates inched higher, the return for bonds (as measured by the Lehman Brothers Aggregate Bond Index) was more modest than in recent years. This was the third-lowest annual return for the index over the past 20 years and the lowest since 1999. Within the broad bond market, corporate bonds lagged Treasuries during 2005. Again, this came in the face of good corporate profits and creditworthiness. However, corporate bonds (especially high-yield bonds) had performed extremely well over the prior few years and thus offered less compelling valuations (typically measured by yield spreads over Treasury yields) heading into the year. Additionally, the high-profile downgrades of GM and Ford (deserved as they were) startled many investors.

Managers Balanced Fund

Portfolio Manager Comments (continued)

The Fund’s equity-centric allocation was beneficial to performance as stocks moderately outperformed bonds. We had noted in last year’s Annual Report that the investment outlook favored equities over bonds. Thus, we generally maintained an allocation of 70% equities versus 30% bonds throughout the year (compared to a neutral allocation of 60% equities and 40% bonds).

Within this broad allocation, the Fund’s managers performed reasonably well during 2005. The manager of the equity portion, Chicago Equity Partners, produced returns that were moderately ahead of the S&P 500 Index. As the managers investment philosophy is intended to immunize the Fund’s sector exposure, this outperformance came from good security selection within sectors. For instance, the Fund’s utilities holdings surged 37%, on average, compared to a 17% increase for the utilities securities within the S&P 500. Similarly the Fund’s consumer staples holdings rose almost 10% on average compared to a near 4% increase for the consumer staples stocks within the S&P 500.

Meanwhile the Fund’s fixed income portion, managed by John Hyll of Loomis Sayles, performed about in line with the Lehman Brothers Aggregate Bond Index. The Funds longer-than market duration was generally advantageous as the long end of the curve contributed positively to the return of the portfolio (given the lack of a material rise in rates). In terms of quality, the Fund held approximately 40% in Government/Agency issues followed by over 26% in BAA issues. High yield holdings comprised just over 12% of the Fund with minimal impact on performance as high yield returns were very similar to Investment Grade returns for the year. With almost the entire portfolio allocated to US Dollars, the portfolio was largely unaffected by foreign currency exposure.

Looking Forward

The Asset Allocation Committee of Managers Investment Group continues to view stocks as having generally better current risk/reward prospects than bonds. Thus, the Fund’s overall allocation remains weighted towards stocks versus bonds. Within those allocations, neither manager has made any significant changes to his strategy.

Cumulative Total Return Performance

Managers Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The benchmark is a combination of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index, each comprising half of the benchmark. The S&P 500 Index is an unmanaged capitalization weighted index of 500 commonly traded stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of those stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with 6,434 government and corporate securities, mortgage pass-through securities, and asset-backed securities. Unlike the Fund, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index are unmanaged, are not available for investment, and do not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2,1997, to a $10,000 investment made in the benchmark for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Balanced Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Balanced Fund - Class A Shares (with load) and the 50% S&P 500 / 50% Lehman Brothers U.S. Aggregate Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Balanced – A Shares	(1.79)%	1.76%	8.00%
50% S&P 500
50% Lehman Brothers U.S. Aggregate	3.81%	3.67%	7.62%

*	Commencement of operations was January 2, 1997.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005

Managers Balanced Fund

Top Ten Holdings (out of 158 securities)	% Fund	Portfolio Breakdown	% Fund
USTB, 3.875%, 05/15/09*	3.7%	Industrials	20.9%
Johnson & Johnson Co.*	2.5	Financials	20.2
Bank of America Corp.*	2.4	U. S. Government Obligations	13.1
USTN, 2.250%, 02/15/07*	2.1	Information Technology	10.0
Wachovia Corp.*	2.0	Health Care	8.7
USTB, 5.250%, 11/15/28	1.8	Consumer Discretionary	7.1
USTN, 2.375%, 08/15/06*	1.8	Consumer Staples	5.2
Intel Corp.*	1.8	Energy	5.1
USTN, 2.500%, 10/31/06	1.7	Utilities	2.7
BellSouth Corp.	1.7	Materials	2.1

Top Ten as a Group	21.5%	Telecommunications Services	1.7

		Other Assets and Liabilities	1.3
		Asset-Backed Securities	1.1
		Foreign Government	0.8

			100.0%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security.

Managers Balanced Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Shares		Value
Common Stocks - 64.3%
Consumer Discretionary - 7.1%
Abercrombie & Fitch Co.	1,600	[2]	$104,288
Coach, Inc.*	2,000		66,680
Dillard’s, Inc., Class A	2,300	[2]	57,086
Federated Department Stores, Inc.	3,100	[2]	205,623
Goodyear Tire & Rubber Co.*	4,400	[2]	76,472
Home Depot, Inc.	4,370		176,898
J.C. Penney Co., Inc., Holding Co.	2,300	[2]	127,880
McDonald’s Corp.	8,000		269,760
McGraw-Hill Companies, Inc., The	1,700		87,771
Rent-A-Center, Inc.*	2,200		41,492
Time Warner Co., Inc.	14,860		259,158
Viacom, Inc., Class B*	2,300		74,980
Walt Disney Co., The*	6,000		143,820
Total Consumer Discretionary			1,691,908
Consumer Staples - 5.2%
Altria Group, Inc.	2,820	[2]	210,710
PepsiCo, Inc.	4,900		289,492
Pilgrim’s Pride Corp., Class B	4,700	[2]	155,852
Procter & Gamble Co.	6,612	[2]	382,703
Reynolds American, Inc.	700	[2]	66,731
SUPERVALU, Inc.	4,400		142,912
Total Consumer Staples			1,248,400
Energy - 5.1%
ConocoPhillips Co.	4,400		255,992
Devon Energy Corp.	1,900		118,826
Exxon Mobil Corp.	3,820		214,569
Marathon Oil Corp.	5,200	[2]	317,044
Unit Corp.*	2,600	[2]	143,078
Valero Energy Corp.	3,600		185,760
Total Energy			1,235,269
Financials - 15.1%
Allstate Corp., The	2,800		151,396
Assurant, Inc.	1,200		52,188
AvalonBay Communities, Inc.	800		71,400
Bank of America Corp.	12,400		572,260
CBL & Associates Properties, Inc.	5,000	[2]	197,550
CIT Group, Inc.	5,400		279,612
Conseco, Inc.*	9,600	[2]	222,432
Goldman Sachs Group, Inc.	500	[2]	63,855
JPMorgan Chase & Co.	5,948		236,076
Lehman Brothers Holdings, Inc.	800		102,536
Merrill Lynch & Co., Inc.	2,000		135,460
Moody’s Corp.	5,700	[2]	350,094
PMI Group, Inc.	800	[2]	32,856
Principal Financial Group	2,500	[2]	118,575
Prudential Financial, Inc.	2,500		182,975
Radian Group, Inc.	600	[2]	35,154
UnumProvident Corp.	1,700		38,675
Wachovia Corp.	9,000		475,740
Washington Mutual, Inc.	6,808	[2]	296,148
Total Financials			3,614,982
Health Care - 8.7%
AmerisourceBergen Corp.	2,400		99,360
Amgen, Inc.*	4,100		323,326
Becton, Dickinson & Co.	1,800		108,144
CIGNA Corp.	2,100		234,570
Coventry Health Care, Inc.*	3,525		200,784
Johnson & Johnson Co.	9,780		587,778
King Pharmaceuticals Inc*	7,900		133,668
Merck & Co., Inc.	5,100	[2]	162,231
Pfizer, Inc.	8,840		206,149
Wyeth Co.	600		27,642
Total Health Care			2,083,652
Industrials - 6.8%
CNF, Inc.	1,300		72,657
CSX Corp.	3,100		157,387
Cummins, Inc.	2,000	[2]	179,460
Florida Rock Industries, Inc.	3,100		152,086
General Electric Co.	6,000		210,300
Honeywell International, Inc.	7,200		268,200
Northrop Grumman Corp.	4,900	[2]	294,539
Textron, Inc.	3,000		230,940
West Corp.*	1,800	[2]	75,870
Total Industrials			1,641,439
Information Technology - 10.0%
Adobe Systems, Inc.	5,400	[2]	199,584
Apple Computer, Inc.*	1,500		107,835
Avnet, Inc.*	2,100	[2]	50,274
Cisco Systems, Inc.*	13,140		224,957
Computer Sciences Corp.*	2,200		111,408
Google Inc.*	300		124,458
Hewlett-Packard Co.	7,200		206,136
Intel Corp.	16,960		423,322
International Business Machines Corp.	2,200		180,840
MEMC Electronic Materials, Inc.*	2,700		59,859
Microsoft Corp.	7,600		198,740
Motorola, Inc.	8,200		185,237
Oracle Corp.*	18,600		227,106
Western Digital Corp.*	4,500	[2]	83,745
Total Information Technology			2,383,501
Materials - 2.1%
Dow Chemical Co.	2,100		92,022

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Materials (continued)
Sigma-Aldrich Corp.	1,300	[2]	$82,277
United States Steel Corp.	6,900	[2]	331,683
Total Materials			505,982
Telecommunication Services - 1.7%
BellSouth Corp.	15,000	[2]	406,500
Utilities - 2.5%
PG&E Corp.	9,300	[2]	345,216
Questar Corp.	3,300		249,810
Total Utilities			595,026
Total Common Stocks (cost $13,430,404)			15,406,659

	Principal Amount
Corporate Bonds - 20.5%
Asset-Backed Securities – 1.1%
First Union National Bank Commercial Mortgage, Series 1999-C4, Class A1, 7.184%, 12/15/31	$57,423		58,429
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	90,000		90,275
GS Mortgage Securities Corp. II Series 2005-GG4, 4.751%, 07/10/39	50,000		48,547
Morgan Stanley Capital I, Series 2005-T19, 4.890%, 06/12/47	75,000		73,574
Total Asset-Backed Securities			270,825
Finance – 5.1%
Boeing Capital Corp.,
4.750%, 08/25/08	25,000		24,948
Carramerica Realty Corp.,
3.625%, 04/01/09	165,000		157,968
CIT Group Inc.,
5.500%, 12/01/14	50,000		88,851
Developers Diversified Realty,
5.375%, 10/15/12	90,000		88,766
Health Care, Inc.,
7.500%, 08/15/07	38,000		39,215
Hospitality Properties Trust,
6.750%, 02/15/13	150,000		160,035
Host Marriott, LP,
7.125%, 11/01/13	95,000		99,275
iStar Financial Inc.,
5.150%, 03/01/12	65,000		63,031
Korea Development Bank,
3.875%, 03/02/09	170,000		164,627
PLC Trust 2003-1,
2.709%, 3/31/06 (a)	14,529		14,476
Reed Elsevier Capital, Inc.,
4.625%, 06/15/12	25,000		24,262
Renaissance Re Holdings Ltd.,
7.000%, 07/15/08	250,000		259,676
Union Planters Bank,
6.500%, 03/15/08	30,000		30,958
Total Finance			1,216,088
Industrials – 14.1%
Abitibi-Consolidated, Inc.,
6.000%, 06/20/13	100,000		85,250
Albertson’s Inc.,
7.750%, 06/15/26	75,000		71,853
American Stores Co.,
8.000%, 06/01/26	5,000		5,245
Amerisourcebergen Corp.,
5.875%, 09/15/15 (a)	20,000		20,275
AT&T Corp.,
8.000%, 11/15/31	205,000		258,269
AT&T Wireless Services, Inc.,
8.750%, 03/01/31	105,000		139,520
Case New Holland, Inc.,
6.000%, 06/01/09	100,000		97,500
Chesapeake Energy Corp.,
6.375%, 06/15/15	15,000		15,075
6.500%, 08/15/17 (a)	75,000		75,750
Clear Channel Communications, Inc. ,
4.900%, 05/15/15	5,000		4,530
5.000%, 03/15/12	5,000		4,751
5.500%, 09/15/14	10,000		9,585
5.750%, 01/15/13	5,000		4,909
7.250%, 10/15/27	10,000		10,309
Comcast Corp.,
5.650%, 06/15/35	145,000		133,876
Corning Inc.,
6.200%, 03/15/16	45,000		46,105
Cox Communications, Inc.,
5.450%, 12/15/14	5,000		4,888
CSC Holdings, Inc.,
7.875%, 02/15/18	100,000		97,000
CSN Island IX Corp.,
10.000%, 01/15/15 (a)	10,000		11,200
DaimlerChrysler North America Holding Corp.,
8.500%, 01/18/31	50,000		60,675

The accompanying notes are an integral part of these financial statements.

Managers Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials (continued)
Dow Chemical Co.,
7.375%, 11/01/29	$75,000	$90,639
Georgia-Pacific Corp.,
7.700%, 06/15/15	125,000	121,250
Guidant Corp.,
6.150%, 02/15/06	105,000	105,173
Hyatt Equities LLC.,
6.875%, 06/15/07 (a)	200,000	204,124
Kroger Co.,
7.000%, 05/01/18	140,000	150,851
Lubrizol Corp., The,
5.500%, 10/01/14	75,000	75,329
Lyondell Chemical Co.,
11.125%, 07/15/12	50,000	56,188
MGM Mirage Inc.,
5.875%, 02/27/14	85,000	81,600
News America, Inc.,
7.280%, 06/30/28	75,000	82,239
Penney (JC) Co.,
8.000%, 03/01/10	50,000	55,012
Pioneer Natural Resources USA, Inc.,
5.875%, 07/15/16	65,000	64,496
Qwest Corp.,
7.500%, 06/15/23	25,000	24,969
Rogers Cable Inc.,
6.750%, 03/15/15	60,000	61,200
Smithfield Foods, Inc.,
7.750%, 05/15/13, Series B	25,000	26,563
Southern Natural Gas Co.,
8.875%, 03/15/10	70,000	75,160
Sprint Capital Corp.,
6.875%, 11/15/28	135,000	147,954
TCI Communications, Inc.,
6.875%, 2/15/06	190,000	190,358
Telecom Italia SpA,
6.375%, 11/15/33	35,000	35,519
Tyco International Group SA,
6.000%, 11/15/13	145,000	148,346
6.875%, 01/15/29	135,000	147,583
US West Communications, Inc.,
7.250%, 09/15/25	75,000	75,000
Walt Disney Co., The,
7.000%, 03/01/32	75,000	86,195
WellPoint Inc.,
5.000%, 12/15/14	25,000	24,601
XTO Energy Inc.,
5.300%, 06/30/15	80,000	80,147
Total Industrials		3,367,061
Utility - 0.2%
Methanex Corp.,
6.000%, 08/15/15	45,000	43,810
SunGard Data Systems, Inc.,
9.125%, 08/15/13 (a)	10,000	10,400
Total Utility		54,210
Total Corporate Bonds (cost $4,805,450)		4,908,184
Foreign Government Obligations - 0.8%
Argentina, Republic of,
2.000%, 09/30/14	130,000	42,883
Mexico Government,
9.875%, 02/01/10	130,000	152,815
Total Foreign Government Obligations (cost $198,884)		195,698
U.S. Government Obligations - 13.1%
USTB 3.875%, 05/15/09	910,000	895,995
USTB 4.500%, 08/15/14	25,000	24,734
USTB 4.750%, 05/15/14	215,000	220,300
USTB 5.250%, 11/15/28	405,000	441,861
USTN 2.250%, 02/15/07	520,000	507,752
USTN 2.375%, 08/15/06	440,000	434,724
USTN 2.500%, 10/31/06	420,000	413,651
USTN 2.750%, 06/30/06	200,000	198,508
Total U.S. Government Obligations (cost $3,161,324)		3,137,525

	Shares
Other Investment Companies – 22.6%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	5,145,615	5,145,615
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	257,356	257,356
Total Other Investment Companies (cost $5,402,971)		5,402,971
Total Investments – 121.3% (cost $26,999,033)		29,051,037
Other Assets, less Liabilities – (21.3)%		(5,099,866)
Net Assets - 100.0%		$23,951,171

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Portfolio Manager Comments

The Managers High Yield Fund (the “Fund”) seeks a high level of current income, with a secondary objective of capital appreciation.

The Managers High Yield Fund normally invests at least 80% of assets in high yield fixed-income securities. Investments may include corporate debt and preferred stocks, convertibles, zero coupon bonds and mortgage- and asset-backed securities. It may invest the remaining assets in cash, money market instruments, U.S. government obligations, investment-grade debt, and various equity securities. The Fund’s benchmark is the Lehman Brothers U.S. Corporate High Yield Index.

The Fund currently employs a subadvisor, J.P. Morgan Investment Management Inc. (JPMorgan), to manage the assets of the Fund. The investment philosophy at JPMorgan is based on the belief that security selection produces superior risk-adjusted returns. Thus, they place an emphasis on relative value, using a bottom-up research approach to look for opportunities where the market price of a security does not accurately reflect its intrinsic value.

The investment team at JPMorgan believes that the best investment ideas are generated collaboratively from their research analysts, traders and portfolio managers. Research analysts perform “grass roots” fundamental research on all companies that they consider for investment.

The ideal investment exhibits the following traits:

•	Strong corporate fundamentals and understandable business plan

•	Healthy capital structure to ensure priority of debt obligations

•	Attractive bond yield relative to opportunity set

Portfolio management:

•	Selects securities using a bottom-up process drawing from investment opportunities identified by asset class teams

•	Seeks value in the context of long-term horizon

•	Balances deep value to provide capital appreciation with relative value to provide income and stability

•	Diversifies broadly, limiting issues and industry concentrations

The investment team will make a sell decision when:

•	Security no longer possesses attractive risk/return dynamic

•	Attractive swap candidate emerges

•	Analyst uncovers deteriorating fundamentals not reflected in security price

•	Portfolio rebalancing is required

The Year in Review

Managers High Yield Fund (Institutional Class) rose 2.60% in 2005, compared to a gain of 2.74% for the Lehman Brothers U.S. Corporate High Yield Index (LB HY). Please note that this Fund has multiple classes. Performance for all classes can be found on the Fund’s summary page and at www.managersinvest.com.

For all of 2005, the 2.7% return for high yield bonds was their worst showing since 2002. The performance of below investment-grade bonds, and indeed for the entire corporate bond sector, during 2005 might seem surprising given what appeared to be reasonably good economic and corporate credit news throughout the year. However there were three additional factors that contributed to the meager returns from the sector. First of all, corporate bond valuations, particularly high-yield corporate bond spreads, were tight at the beginning of the year. In fact, high-yield bond spreads had tightened by 6.18% (618 bps) from December 2000 until the beginning of 2005. Secondly, the strong performance of the sector had also attracted a lot of interest from many different types of investors. The level of cash flows and the winding and unwinding of leverage within the sector generated volatility that was not necessarily related to the underlying fundamentals of the companies. Finally, the high-profile downgrades of GM and Ford, deserved as they were, shook up the bond market a fair amount.

Portfolio managers Rob Cook and Tom Hauser, of JPMorgan, did a fair job of navigating a difficult period for high yield bonds. The Fund’s market-like return, after Fund expenses, reflected the fact that they held relatively few poor performing issues. Also, they did not increase the Fund’s risk profile to any great degree during 2005. For example, the downgrades of GM and Ford made those issuers among the largest of the high yield universe. Thus, from a relative perspective, high yield managers were immediately faced with the question of whether they should underweight or overweight these issuers. Cook and Hauser were not comfortable with holding more than 5% in GM, both for diversification reasons and because of the companies’ fundamental attractiveness. Thus, the Fund held below-market weights in GM bonds. While there was little allocation effect for the full-year of being underweight GM (the bonds were volatile but ended the year at comparable levels to where they entered the high yield universe), the more important aspect was the managers commitment to not taking excessive risk simply to keep their issuer and sector weights in line with the market indexes.

Outside of the GM and Ford decisions, the Fund did well to avoid the bonds of auto-parts maker Dana, which declined almost 19% at the issuer level. Also, the Fund’s managers held a small amount of Calpine bonds earlier in the year, but

Managers High Yield Fund

Portfolio Manager Comments (continued)

sold these before the bonds fell during the fourth quarter. Aside from avoiding these pitfalls, the Fund also benefited from strong gains in its US Airways holdings earlier in 2005, a rise in some of its telecommunications issuers (Dobson, Citizens, Sprint Nextel, and Rogers), and from a near-8% return from a Dynegy bond. On the other hand, the paper and packaging industry challenged the Fund. Holdings such as Graphics Packaging, Jefferson Smurfit, RH Donnelly, and Neenah Paper all struggled, in particular during the third quarter, due to their sensitivity to the rise in oil prices.

Looking Forward

Heading into 2006, Rob Cook and Tom Hauser remain constructive on the market and believe that spreads are fair, given the fundamental underpinnings and global desire for yield. They base this belief on their expectation for moderate economic growth, positive company fundamentals, moderate issuance, and below-average default rates (2-3%). They also believe that default rates will remain relatively low in this environment of stable credit fundamentals and ample corporate liquidity. They do, however, continue to expect fundamental improvement to be mitigated by more shareholder-focused activity in the form of share buybacks, dividends and leveraged acquisitions. As a result, there is potential for more aggressive issuance to finance these transactions. The idiosyncratic risk associated with these activities will make individual security selection increasingly important in generating superior risk-adjusted returns. They will continue to rely on their research- intensive approach to drive investment decisions.

Cumulative Total Return Performance

High Yield’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers High Yield Index is comprised of 1,616 securities covering fixed rate, non-investment grade debt in the corporate and non-corporate sectors. Unlike the Fund, the Lehman Brothers High Yield Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1998 to a $10,000 investment made in the Lehman Brothers High Yield Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average total returns for the High Yield Fund – Class A Shares (with load) and the Lehman Brothers High Yield Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
High Yield – A Shares	(3.53)%	8.12%	5.48%
Lehman Brothers High Yield	2.74%	8.85%	5.20%

*	Commencement of operations was January 2, 1998.

Managers High Yield Fund

Portfolio Manager Comments (continued)

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005

Managers High Yield Fund

Top Ten Holdings (out of 165 securities)	% Fund	Portfolio Breakdown	% Fund
MGM Mirage, Inc., 6.750%, 09/01/12*	1.8%	Industrials	70.2%
General Motors Acceptance Corp., 6.875%, 08/28/12	1.6	Finance	20.6
iPCS, Inc., 11.500%, 07/15/12	1.6	Utilities	4.2
Insight Communications Co., Inc., 0.000%, 02/15/11*	1.6	Other Assets & Liabilities	3.1
HCA, Inc., 6.375%, 01/15/15	1.5	Health Care	0.8
UGS Corp., 10.000%, 06/01/12	1.4	U.S. Government Obligations	0.7
Georgia-Pacific Corp., 7.700%, 06/15/15*	1.4	Chemicals	0.4

Terra Capital, Inc., 11.500%, 06/01/10	1.3		100.0%

Dex Media, Inc., 9.000%, 11/15/13	1.3
DirecTV Holdings/Finance, 6.375%, 06/15/15	1.2

	14.7%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security.

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description	Principal Amount		Value
Corporate Bonds – 95.8%
Finance – 20.6%
Alamosa Delaware, Inc., 11.000%, 07/31/10	$487,000		$551,527
Alliance Laundry Corp., 8.500%, 01/15/13	260,000		246,350
Arch Western Finance, LLC, 6.750%, 07/01/13	455,000		465,806
Dynegy Holdings, Inc., 10.125%, 07/15/13 (a)	210,000		238,350
Ford Motor Credit Co.,
3.930%, 01/15/10 (b)	495,000		431,512
7.000%, 10/01/13	485,000		415,000
General Motors Acceptance Corp., 6.875%, 08/28/12	900,000		812,244
Graphic Packaging International, 9.500%, 08/15/13	170,000		163,200
HCA, Inc., 6.750%, 07/15/13	700,000		725,260
Host Marriott, L.P., 6.375%, 03/15/15	380,000	[2]	380,950
ITT Corp., 7.375%, 11/15/15	525,000	[2]	572,250
Jacuzzi Brands, Inc., 9.625%, 07/01/10	500,000		533,750
Madison River, 13.250%, 03/01/10	241,000		256,063
Nell AF Sarl, 8.375%, 08/15/15 (a)	235,000	[2]	233,824
Nexstar Finance Holdings, Inc., 11.375%, 04/01/13 (b)	200,000		151,750
Playtex Products, Inc., 9.375%, 06/01/11	535,000	[2]	563,087
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	165,000		176,550
Rayovac Corp., 8.500%, 10/01/13	390,000		342,225
Rogers Wireless, Inc., 9.625%, 05/01/11	370,000		427,350
Russell Corp., 9.250%, 05/01/10	505,000		514,469
Sun Media Corp., 7.625%, 02/15/13	275,000		283,250
Terra Capital, Inc., 11.500%, 06/01/10	190,000		212,800
TRAINS (Targeted Return Index Securities), Series HY-2005-1, Grantor Trust, 7.651%, 06/15/15 (a)	219,512	[2]	225,919
TRW Automotive, Inc., 9.375%, 02/15/13	540,000		587,250
UGS Corp., 10.000%, 06/01/12	650,000		711,750
Total Finance			10,222,486
Health Care – 0.8%
Extendicare Health Services, Inc., 6.875%, 05/01/14	400,000		393,000
Industrials – 70.2%
Acco Brands Corp., 7.625%, 08/15/15	480,000		454,800
Advanced Micro Devices, Inc., 7.750%, 11/01/12	335,000		340,025
AEP Industries, Inc., 7.875%, 03/15/13	265,000		260,418
Ainsworth Lumber Co. Ltd.,
7.250%, 10/01/12	75,000	[2]	67,875
6.750%, 03/15/14	240,000		207,000
AirGate PCS, Inc., 6.891%, 10/15/11[5]	250,000		259,375
Alderwoods Group, Inc., 7.750%, 09/15/12	180,000		187,200
Allied Waste North America, Inc.,
5.750%, 02/15/11	390,000	[2]	371,475
7.375%, 04/15/14	250,000	[2]	244,375
American Towers, Inc., 7.250%, 12/01/11	400,000		418,000
Ames True Temper, Inc., 7.141%, 01/15/12[5]	280,000		264,600
Aquila, Inc., 7.950%, 02/01/11	60,000		66,450
ArvinMeritor, Inc., 8.750%, 03/01/12	200,000	[2]	192,500

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Beazer Homes USA, Inc.,
6.875%, 07/15/15	$210,000	[2]	$202,388
8.375%, 04/15/12	180,000		188,100
6.500%, 11/15/13	250,000		239,063
Brookstone Company, Inc., 12.000%, 10/15/12 (a)	200,000	[2]	188,000
Cablevision Systems Corp., 8.000%, 04/15/12	315,000	[2]	296,100
CanWest Media, Inc., 8.000%, 09/15/12	385,000		395,106
CCO Holdings, LLC, 8.750%, 11/15/13	200,000	[2]	191,500
Celestica, Inc., 7.875%, 07/01/11	220,000	[2]	222,750
Charter Communications Holdings II, 10.250%, 09/15/10	600,000		600,000
Chesapeake Energy Corp.,
6.500%, 08/15/17 (a)	285,000	[2]	287,850
6.625%, 01/15/16	320,000	[2]	325,600
Citizens Communications Co., 6.250%, 01/15/13	380,000	[2]	369,550
CMS Energy Corp., 6.300%, 02/01/12	90,000		89,438
Consolidated Communications Holdings, Inc., 9.750%, 04/01/12	354,000		378,780
Corrections Corp. of America, 6.250%, 03/15/13	355,000		353,224
Crown Americas, 7.750%, 11/15/15 (a)	310,000	[2]	322,400
CSC Holdings, Inc., 7.625%, 07/15/18	110,000		105,050
D.R. Horton, Inc., 5.250%, 02/15/15	225,000		211,756
Del Laboratories, Inc.,
8.000%, 02/01/12	90,000		71,550
9.230%, 11/01/11[5](a)	145,000		147,900
Del Monte Corp., 6.750%, 02/15/15	265,000	[2]	259,700
Denbury Resources, Inc., 7.500%, 04/01/13	250,000		255,000
Dex Media, Inc., 9.000%, 11/15/13 (b)	795,000	[2]	636,000
DirecTV Holdings/Finance, 6.375%, 06/15/15	625,000		614,062
Dobson Cellular Systems, Inc.,
8.375%, 11/01/11	125,000	[2]	133,281
9.875%, 11/01/12	115,000		127,363
Dobson Communications CP., 8.875%, 10/01/13	210,000	[2]	210,525
EchoStar DBS Corp.,
6.375%, 10/01/11	500,000		483,750
6.625%, 10/01/14	250,000		240,938
Flextronics International Ltd.,
1.000%, 08/01/10	225,000	[2]	206,156
6.500%, 05/15/13	95,000	[2]	97,019
Freescale Semiconductor, Inc., 7.125%, 07/15/14	175,000		187,250
Fresenius Medical Care Capital Trust II, 7.875%, 02/01/08	350,000		362,250
Georgia-Pacific Corp., 7.700%, 06/15/15	715,000	[2]	693,550
Goodman Global Holdings Co., Inc., 7.875%, 12/15/12 (a)	110,000		102,850
Graham Packaging Co., L.P., 9.875%, 10/15/14	475,000	[2]	465,500
Graphic Packaging International, Inc., 8.500%, 08/15/11	330,000	[2]	332,474
Gregg Appliances Inc., 9.000%, 02/01/13	385,000		350,350
Group 1 Automotive, Inc., 8.250%, 08/15/13	120,000		114,000
Hanover Compressor Co., 9.000%, 06/01/14	290,000	[2]	317,550
HCA, Inc., 6.375%, 01/15/15	165,000	[2]	167,613

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Houghton Mifflin Co., 9.875%, 02/01/13	$200,000	[2]	$214,750
Huntsman International LLC., 7.375%, 01/01/15 (a)	450,000	[2]	436,500
Huntsman LLC, 11.500%, 07/15/12	145,000		164,938
Insight Communications Co., Inc., 0.000%, 02/15/11[4] (b)	750,000		787,500
Intelsat (Bermuda), Ltd., 7.805, 01/15/12[5] (a)	215,000		219,569
iPCS, Inc., 11.500, 05/01/12	700,000		806,750
Iron Mountain Inc.,
6.625%, 01/01/16	265,000		247,775
7.750%, 01/15/15	300,000		303,750
IWO Holdings, Inc.,
0.000%, 01/15/15[4] (b)	275,000		200,063
7.349%, 01/15/12[5]	220,000		229,350
J.C. Penney Co., Inc., 7.950%, 04/01/17	250,000	[2]	291,635
Jefferson Smurfit Corp., 7.500%, 06/01/13	215,000	[2]	198,875
Jostens IH Corp., 7.625%, 10/01/12 (b)	270,000		272,700
L-3 Communications Corp.,
5.875%, 01/15/15	350,000	[2]	341,250
6.125%, 07/15/13	175,000		174,563
LodgeNet Entertainment Corp., 9.500%, 06/15/13	150,000		163,875
Lyondell Chemical Co.,
10.500%, 06/01/13	250,000	[2]	285,313
11.125%, 07/15/12	480,000		539,400
Massey Energy Co., 6.875%, 12/15/13 (a)	130,000		131,788
Meritage Homes Corp., 6.250%, 03/15/15	105,000		96,075
MGM Mirage Inc.,
5.875%, 02/27/14	5,000	[2]	4,800
6.750%, 09/01/12	890,000	[2]	906,687
Nalco Company, 8.875%, 11/15/13	355,000	[2]	373,637
Novelis, Inc., 7.250, 02/15/15 (a)	335,000	[2]	314,063
Owens-Brockway Glass Container Inc.,
6.750%, 12/01/14	150,000	[2]	146,250
8.250%, 05/15/13	455,000	[2]	472,062
PanAmSat Holding Corp.,
9.000%, 08/15/14	159,000		167,348
0.000%, 11/01/14[4](b)	150,000		105,750
Pogo Producing Co.,
6.625%, 03/15/15	180,000	[2]	176,400
6.875%, 10/01/17 (a)	190,000		186,200
Polyone Corp.,
10.625%, 05/15/10	345,000	[2]	371,738
8.875%, 05/01/12	130,000	[2]	128,050
Qwest Communications International, Inc.,
7.268%, 02/15/09[5]	400,000		407,500
7.500%, 02/15/04 (a)	185,000		191,013
R.H. Donnelley Financial Corp., 10.875%, 12/15/12 (a)	290,000		328,425
Rexnord Corp., 10.125%, 12/15/12	80,000		86,400
Rockwood Specialties GRP, 7.500%, 11/15/14	295,000		295,369

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials (continued)
Rogers Wireless, Inc., 6.375%, 03/01/14	$225,000		$226,688
Rural Cellular Corp., 8.250%, 03/15/12	200,000		212,000
Sealy Mattress Co., 8.250%, 06/15/04	495,000	[2]	512,324
Service Corp. International,
7.000%, 06/15/17 (a)	45,000	[2]	44,888
6.750%, 04/01/16	450,000		441,000
Simmons Co., 10.000%, 15/15/14 (a) (b)	480,000	[2]	261,600
Smurfit Stone Container Corp., 9.750%, 02/01/11	50,000		50,750
Sonat Inc., 7.625%, 07/15/11	500,000		511,250
Spectrum Brands, Inc., 7.375%, 02/01/15	405,000	[2]	340,200
Starwood Hotels & Resorts, 7.875%, 05/01/12	100,000		110,750
Stewart Enterprises, Inc., 6.250%, 02/15/13 (a)	440,000		424,600
Sunstate Equipment Co., 10.500%, 04/01/13 (a)	290,000		294,350
Swift & Co., 10.125%, 10/01/09	205,000		212,688
Tenet Healthcare Corp., 9.250%, 02/01/15 (a)	390,000		389,024
Tenneco Automotive Inc., 8.625%, 11/15/14	400,000	[2]	380,000
Terex Corp., 7.375%, 01/15/14	365,000		363,174
Terra Capital, Inc., 12.875%, 10/15/08	570,000		666,900
Triad Hospitals, Inc., 7.000%, 11/15/13	160,000	[2]	161,200
Ubiquitel Opertating Co., 9.875%, 03/01/11	205,000		228,063
Unisys Corp., 8.000%, 10/15/12	165,000	[2]	153,450
United Components, Inc., 9.375%, 06/15/13	205,000		205,000
United Rentals (North America), Inc., 6.500%, 02/15/12	245,000		239,794
Vail Resorts, Inc., 6.750%, 02/15/14	385,000		386,925
Vertis Inc., 9.750%, 04/01/09	270,000		281,138
Videotron Ltee, 6.875%, 01/15/14	370,000		376,475
Visant Holding Corp., 10.250%, 12/01/13	395,000		294,275
Warner Music Group, 7.375%, 04/15/14	145,000		144,638
Whiting Petroleum Corp.,
7.250%, 05/01/13	235,000		239,113
7.000%, 02/01/14 (a)	50,000		50,375
Williams Companies, Inc., 7.625%, 0715/19	170,000		183,175
Wind Acquisition Fin SA, 10.750%, 12/01/15 (a)	200,000	[2]	207,500
WMG Holdings Corp., 0.000%, 12/15/14[4](b)	571,000		402,554
Xerox Corp., 7.625%, 06/15/13	175,000	[2]	185,500
Total Industrials			34,826,851
Utilities - 4.2%
AES Corp., The, 7.7500%, 03/01/14	350,000	[2]	368,813
Hertz Corporation,
10.500%, 01/01/16 (a)	45,000	[2]	46,575
8.875%, 01/01/14 (a)	265,000	[2]	271,294
L-3 Communications Corp., 6.375%, 10/15/15 (a)	105,000		105,263
Select Medical Corp., 7.625%, 02/01/15	415,000		401,512
Sierra Pacific Resources,
8.625%, 03/15/14	325,000		353,271
6.750%, 08/15/17 (a)	15,000		15,000

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Utilities (continued)
SunGard Data Systems, Inc.,
10.250%, 08/15/15 (a)	$295,000	[2]	$296,475
9.125%, 08/15/13 (a)	240,000	[2]	249,600
Total Utilities			2,107,803
Total Corporate Bonds (cost $47,635,668)			47,550,140
United States Treasury Notes – 0.7%
U.S. Treasury Inflation Indexed Notes, 4.250%, 01/15/10 (cost $323,718)	247,868		323,718

	Warrants
Warrants - 0.0%#
Dictaphone Corp. Warrants 03/28/06 (cost $0)	48,724		1,949

	Shares
Common Stocks - 0.4%
Chemicals - 0.4%
Huntsman Corp. (cost $94,073)	12,603		217,025
Other Investment Companies – 26.4%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	12,551,500		12,551,500
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	577,973		577,973
Total Other Investment Companies (cost $13,129,473)			13,129,473
Total Investments – 123.3% (cost $61,182,932)			61,222,305
Other Assets, less Liabilities – (23.3)%			(11,588,722)
Net Assets - 100.0%			$49,633,583

Managers Fixed Income Fund

Portfolio Manager Comments

The Managers Fixed Income Fund’s (the “Fund”) objective is to achieve the highest level of income as is consistent with the preservation of capital.

The Managers Fixed Income Fund seeks current income by investing in a diversified portfolio of fixed income securities. The Fund invests at least 80% of its assets in investment-grade securities (those rated above Bal/BB+ by Moody’s/ Standard & Poor’s). In addition to investment grade securities, the Fund may also invest in debt securities issued by any of the following: public and private U.S. companies, foreign companies, the U.S. government and its agencies, such as the Federal Home Loan Bank, state and local governments issuing taxable municipal securities, and foreign governments, their agencies and instrumentalities.

The Fund may also invest in mortgage-backed debt securities, asset-backed debt securities and restricted securities, and may invest up to 15% of its assets in common and preferred stock, convertible securities that an owner has the option to exchange for common stock at a prestated price, and debt securities carrying warrants to purchase equity securities. Up to 20% of the Fund’s assets may be invested in below-investment grade securities (those rated Bal/BB+ or lower by Moody’s/ Standard & Poor’s). The Fund’s benchmark is the Lehman Brothers Aggregate Index.

The Fund currently employs a subadvisor, Loomis Sayles & Company, L.P. (“Loomis”), to manage the assets of the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value, reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team and analysts at Loomis are focused on issue selection rather than interest rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research.

Portfolio manager Dan Fuss and his team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

In deciding which securities to buy, the investment team will consider:

•	The financial strength of the issuer of the security

•	Current interest rates, the asset manager’s expectations regarding general trends in interest rates

•	Comparisons of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below investment grade and in unrated bonds

•	Can be invested up to 10% in non-U.S. dollar denominated bonds

In order to mitigate some of the interest rate risk, the portfolio may be structured with counter cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

The Year in Review

Managers Fixed Income Fund (Institutional Class) returned 2.91% in 2005 compared to a return of 2.43% for the Lehman Brothers Aggregate Bond Index (“LB Agg”). Please note that this Fund has multiple classes. Performance for all classes can be found on the Fund’s summary page and at www.managersinvest.com.

Managers Fixed Income Fund

Portfolio Manager Comments (continued)

Longer-term interest rates changed little during 2005. Although a strong economy and aggressive rate hikes by the Federal Open Market Committee (FOMC) will typically cause long-term rates to rise, there was enough demand for dollar based assets by foreign investors and a lack of more broadly measurable inflation to keep these rates in check. Thus, the yield on the 10-year Treasury rose by only 18 basis points to a still low 4.4%. As longer-term interest rates inched higher, the return for bonds (as measured by the LB Agg) was more modest than in recent years. This was the third-lowest annual return for the index over the past 20 years and the lowest since 1999. Within the broad bond market, corporate bonds lagged Treasuries during 2005. Again, this came in the face of good corporate profits and creditworthiness. However, corporate bonds (especially high-yield bonds) had performed extremely well over the prior few years and thus offered less compelling valuations (typically measured by yield spreads over Treasury yields) heading into the year. Additionally, the high-profile downgrades of GM and Ford (deserved as they were) startled many investors.

For non-U.S. bond markets, the changes in longer-term yields were comparable. For U.S. investors, though, these bonds’ returns were hurt by the aforementioned rise in the U.S. dollar. Thus, the non-U.S. bonds declined more than 8% in U.S. dollar terms during 2005.

The Fund’s largest sector allocation during the year was investment grade corporate bonds, which posted reasonably good returns outperforming both the LB Agg and the Lehman Corporate Index. Foreign currency holdings, which are limited to 10% of the Fund, performed well during the year posting returns just under 5%. The Fund’s non-U.S. dollar holdings emphasized currencies such as the New Zealand dollar, the Canadian dollar, and the Mexican peso. These currencies, in aggregate, performed well compared to other developed market foreign currencies. The Fund also had a roughly 10% position in high yield (HY) throughout the year and those positions generally performed well. Commercial mortgage-backed securities (CMBS) were held at just under 10% for the year and were one of the few disappointing segments of the Fund. Mortgage-backed securities (MBS) and asset-backed securities (ABS) were on average about 5% of the Fund, which is well under the weight of those sectors within the LB Agg.

From a duration standpoint the Fund was unaffected by the flattening yield curve although the Fund’s longer US Treasury holdings held up as long-term rates did not rise as many had suspected. Overall the Fund ended the year with a slightly higher duration compared to the LB Agg and a meaningful underweight in the securitized (MBS, ABS, and CMBS) portions of the market.

Looking Forward

Portfolio manager Dan Fuss at Loomis expects solid economic growth to continue throughout 2006. Thus, modest returns are possible for most fixed income sectors, given the potential for higher yields and a flat curve. Though corporate balance sheets remain healthy and the consumer is in good shape, historically tight yield spreads (the extra yield offered by corporate bonds) and rising interest rates could limit the upside.

Loomis’ high yield team believes high yield spreads will remain range bound for the next quarter or two, as the market seems fairly valued relative to its forecasts for economic growth, corporate profits, and credit quality trends. Defaults are expected to rise modestly, though remain below long term averages. Also, the team is less enthusiastic about returns for later in the year.

Whether the Fed stops or continues tightening will become more data dependent in coming months, requiring increased vigilance on the part of bondholders. If the Fed stops at 4.75%, the interest rate differential that had been favoring the US over global bonds could begin to fade. The eventual end to Fed rate increases will most likely give Loomis the ability to extend duration as longer corporate names become more attractive. Opportunities in both hedged and unhedged global positions are likely to increase in relative attraction in coming months.

Cumulative Total Return Performance

Fixed Income’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Lehman Brothers U.S. Aggregate Index is comprised of 6,434 investment grade fixed rate bonds, including government and corporate securities, mortgage pass-through securities and asset-backed securities. Unlike the Fund, the Lehman Brothers U. S. Aggregate Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Class A Shares on January 2, 1997 to a $10,000 investment made in the Lehman Brothers Aggregate Index for the same time periods. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Performance for periods longer than one year is annualized. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Managers Fixed Income Fund

Portfolio Manager Comments (continued)

The table below shows the average annualized total returns for the Fixed Income Fund – Class A Shares (with load) and the Lehman Brothers Aggregate Index since inception through December 31, 2005.

Average Annual Total Returns:	1 Year	5 Years	Since Inception*
Fixed Income – A Shares	(2.46)%	5.39%	5.87%
Lehman Brothers Aggregate	2.43%	5.87%	6.50%

*	Commencement of operations was January 2, 1997.

The table below displays a full breakdown of the sector allocation of the Fund as well as the top ten positions as of December 31, 2005

Managers Fixed Income Fund

Top Ten Holdings (out of 136 securities)	% Fund	Portfolio Breakdown	% Fund
USTN, 3.625%, 04/30/07	4.3%	Financials	35.4%
Inter-American Development Bank, 6.000%, 12/15/17	3.8	Industrials	19.0
USTN, 4.375%, 05/15/07	2.4	U.S. Government Obligations	17.0
USTB, 4.750%, 05/15/14*	2.1	Utilities	10.3
Chiron Corp., 1.625%, 08/01/33	2.0	Asset-Backed Securities	10.0
Telus Corp., 8.000%, 06/01/11*	1.9	Foreign Government	4.4
Mexican Government, 9.000%, 12/20/12*	1.9	Other Assets & Liabilities	1.5
Kraft Foods, Inc., 5.250%, 10/01/13*	1.9	Preferred Stock	1.3
Qwest Communications International, Inc.,		Municipal Bonds	1.1

Series B, 7.500%, 11/01/08*	1.6		100.0%

Empresa Nacionale de Electricidad, Yankee, 7.875%, 02/01/27*	1.6

	23.5%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or a solicitation to sell that security.

Managers Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2005

Security Description		Principal Amount		Value
Corporate Bonds - 74.7%
Asset-Backed Securities - 10.0%
Centex Home Equity Loan, Series 2001-A, Class A6, 6.250%, 04/25/31		$577,748		$576,138
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34		265,000		262,732
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18		31,722		31,258
Continental Airlines, Inc., 6.648%, 09/15/17		205,310		200,757
Countrywide Home Loans, Series 2002-S1, Class A5, 5.960%, 11/25/16 (b)		478,527		477,359
Residential Asset Securities Corp., Series 1999-KS4, Class AJ4, 7.220%, 06/25/28		289,285		290,588
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A3, 5.107%, 09/15/34		151,862		152,039
Deutsche Mortgage and Asset Receiving Corp., Series 1998-C1, Class A2, 6.538%, 06/15/31		500,833		513,348
First Union National Bank Commercial Mortgage, Series 2001-C3, Class A2, 6.180%, 08/15/33		700,058		705,026
GMAC Commercial Mortgage Securities, Inc., Series 1999-C2, Class Al, 6.570%, 09/15/33		36,623		36,794
JPMorgan Chase Commercial Mortgage Security, Series 2001-CIB3, Class A2, 6.044%, 11/15/35		743,000		760,204
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28		320,000		338,671
Morgan Stanley Dean Witter Capital Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31		876,369		903,870
Morgan Stanley Dean Witter Capital Inc., Series 2001-TOP3, Class A3, 6.200%, 07/15/33		225,000		230,941
Salomon Brothers Mortgage Securities, Series 2001-C2, Class A2, 6.168%, 02/13/10		640,000		654,379
Total Asset-Backed Securities				6,134,104
Finance - 35.4%
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	1,000,000		585,480
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000		137,038
Boeing Capital Corp., 4.750%, 08/25/08		230,000	[2]	229,525
Cardinal Health, Inc., 4.000%, 06/15/15		320,000	[2]	287,736
Cendant Corp., 7.375%, 01/15/13		565,000		632,107
Chancellor Media Corp., 8.000%, 11/01/08		414,000		440,422
Citigroup, Inc., 3.500%, 02/01/08		250,000		243,510
Clear Channel Communications, Inc., 6.625%, 06/15/08		191,000		195,792
Coca-Cola HBC Finance BV, 5.125%, 09/17/13		265,000		266,798
Colonial Realty L.P.
5.500%, 10/01/15		190,000		185,541
4.800%, 04/01/11		625,000		603,956
Cox Enterprises, Inc., 4.375%, 05/01/08 (a)		410,000		400,581
Developers Divers Realty Corp., 3.875%, 01/30/09		200,000		192,245
Duke Realty LP, 3.500%, 11/01/07		400,000		389,332
Equity One, Inc., 3.875%, 04/15/09		400,000		380,145
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)		485,000		472,848
Ford Motor Credit Co.
7.200%, 06/15/07		460,000		438,042
7.000%, 10/01/13		125,000		106,959
GMAC
6.125%, 08/28/07		450,000		417,297
3.700%, 03/20/07[5]		500,000		472,440
HCA, Inc., 8.750%, 09/01/10		625,000		694,373
Health Care, Inc., 7.500%, 08/15/07		67,000		69,143
Hospitality Properties Trust, 6.750%, 02/15/13		465,000		496,109
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000		2,338,302
iStar Financial, Inc., 8.750%, 08/15/08		215,000		232,573
John Hancock Financial Services, Inc., 5.625%, 12/01/08		500,000		510,234
JPMorgan Chase & Co., 4.000%, 02/01/08		350,000	[2]	344,304
Korea Development Bank, 3.875%, 03/02/09		425,000		411,565

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance (continued)
Lehman Brothers Holdings, 3.600%, 03/13/09	$150,000	[2]	$144,449
Liberty Media Corp., 5.700%, 05/15/13	190,000	[2]	177,985
Mack-Cali Realty L.P., 7.250%, 03/15/09	250,000		263,917
Medco Health Solutions, 7.250%, 08/15/13	420,000		462,058
Morgan Stanley & Co., Inc., 3.625%, 04/01/08	650,000	[2]	633,574
NCR Corp., 7.125%, 06/15/09	180,000		188,431
News America, Inc., 7.625%, 11/30/28	460,000		523,139
PLC Trust 2003-1, 2.709%, 3/31/06 (a)	35,514		35,386
Protective Life U.S. Funding Trust, 5.875%, 8/15/06 (a)	375,000		377,153
Qwest Capital Funding, Inc., 7.250%, 02/15/11	490,000	[2]	498,575
Qwest Communications International, Inc., Series B, 7.500%, 11/01/08	1,000,000		1,010,000
Ras Laffan Liquified National Gas Co., Series, 3.437%, 09/15/09 (a)	242,125		233,906
RenaissanceRe Holdings Ltd., 7.000%, 07/15/08	750,000		779,024
Rubbermaid, Inc., 6.600%, 11/15/06	152,000		154,301
Senior Housing Trust, 8.625%, 01/15/12	330,000		363,000
Sovereign Bank, 5.125%, 03/15/13	335,000	[2]	329,325
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		422,737
Texas Eastern Transmission, 7.000%, 07/15/32	255,000		298,301
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		449,509
The Ryland Group, Inc., 5.375%, 06/01/08	440,000		440,005
Time Warner, Inc., 7.700%, 05/01/32	635,000		716,305
Toll Brothers, Inc., 5.150%, 05/15/15 (a)	160,000		148,566
Transamerica Corp., 6.750%, 11/15/06	85,000		86,317
Union Planters Bank, 6.500%, 03/15/08	375,000		386,975
Universal Corp., Series MTNC, 5.200%, 10/15/13	430,000	[2]	394,757
XL Capital (Europe) PLC, 6.500%, 01/15/12	105,000	[2]	111,062
Total Finance			21,803,154
Industrials - 19.0%
Albertson’s Inc., 7.750%, 06/15/26	175,000		167,657
AT&T Wireless Services, Inc., 8.750%, 03/01/31	310,000		411,917
Avnet Inc., 6.000%, 09/01/15	385,000		375,202
Bristol- Myers Squibb, 3.991%, 09/15/23 [5,7]	550,000	[2]	544,528
Charter Communications Inc., 8.000%, 04/30/12 (a)	245,000	[2]	245,000
Chiron Corp., 1.625%, 08/01/33[7]	1,240,000		1,224,500
Continental Airlines Inc., Series 991A, 6.545%, 02/02/19	411,530	[2]	411,163
Corning, Inc., 6.850%, 03/01/29	600,000	[2]	634,182
Dynegy-Roseton Danskamme, Series B, 7.670%, 11/08/16	245,000	[2]	245,766
Georgia-Pacific Corp., 7.700%, 06/15/15	315,000	[2]	305,550
Guidant Corp., 6.150%, 02/15/06	305,000		305,501
HCA, Inc., 7.050%, 12/01/27	750,000		721,831
Hyatt Equities LLC., 6.875%, 06/15/07 (a)	495,000		505,208
International Paper Co.
4.250%, 01/15/09	300,000		291,362
4.000%, 04/01/10	300,000		283,549
Kraft Foods, Inc., 5.250%, 10/01/13	1,175,000		1,177,298
Kroger Co., 7.000%, 05/01/18	460,000		495,653
Lennar Corp., 5.600%, 05/31/15	175,000		169,270
News America, Inc., 7.280%, 06/30/28	225,000		246,718
Nortel Networks Ltd., 6.125%, 02/15/06	140,000	[2]	140,700

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description		Principal Amount		Value
Industrials (continued)
Penney (JC) Co., 8.000%, 03/01/10		$125,000		$137,531
Pulte Home, Inc., 6.000%, 02/15/35		35,000		31,165
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		600,000		657,859
Telus Corp., 8.000%, 06/01/11		1,065,000		1,195,253
Terra Capital, Inc., 12.875%, 10/15/08		215,000		251,550
Tommy Hilfiger USA, Inc., 9.000%, 12/01/31		11,000		277,860
Walt Disney Co., The, 7.000%, 03/01/32		190,000	[2]	218,361
Total Industrials				11,672,134
Utilities - 10.3%
Cilcorp, Inc., 8.700%, 10/15/09		315,000		350,258
Commonwealth Edison
4.700%, 04/15/15		510,000		488,808
5.875%, 02/01/33		620,000		623,659
Dominion Resources, Inc., 4.125%, 02/15/08		450,000		441,875
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		900,000		998,150
FirstEnergy Corp., Series C, 7.375%, 11/15/31		715,000		846,332
Nisource Finance Corp., 7.875%, 11/15/10		350,000		388,184
Pacific Gas and Electric Co., 6.050%, 03/01/34		500,000		519,255
Pinnacle West Capital Corp., 6.400%, 4/1/06		575,000		577,551
PSI Energy, Inc., 6.650%, 6/15/06		350,000		352,891
Southwestern Public Service Co., 5.125%, 11/01/06		770,000		770,802
Total Utilities				6,357,765
Total Corporate Bonds (cost $45,255,955)				45,967,157
Foreign Government Obligations - 4.4%
Canadian Government, 4.500%, 09/01/07	CAD	1,000,000		869,207
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000		310,383
Mexican Government, 9.000%, 12/20/12	MXN	12,000,000		1,179,064
Mexico Government, 9.875%, 02/01/10		315,000		370,283
Total Foreign Government Obligations (cost $2,395,285)				2,728,937
U.S. Government and Agency Obligations – 17.0%
U.S. Government Agency Obligations – 3.5%
FHLMC, Gold, 9.000%, 04/01/25		46,283		50,761
FHLMC, Gold, 6.500%, 07/01/29		6,490		6,677
FHLMC, 3.500%, 12/15/10		283,574		281,367
FHLMC, 3.000%, 02/15/15		131,569		131,090
FHLMC, 2.850%, 01/05/07		630,000		618,353
FNMA, 7.500%, 07/01/25		4,455		4,668
FNMA, 7.500%, 01/19/39		188,510		197,717
FNMA, 7.000%, 11/01/26		3,134		3,271
FNMA, 7.000%, 04/25/24		100,000		106,148
FNMA, 2.750%, 08/11/06		70,000		69,227
FNMA, 2.290%, 02/19/09	SGD	700,000		410,275
Freddie Mac Corp., 3.220%, 06/20/07	SGD	500,000		301,067
Total U.S. Government Agency Obligations				2,180,621
U.S. Treasuries - 13.5%
USTB, 5.375%, 02/15/31		870,000	[2]	977,527
USTB, 4.750%, 05/15/14		1,285,000	[2]	1,316,674
USTN, 4.375%, 05/15/07		1,500,000	[2]	1,499,240

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
U.S. Treasuries (continued)
USTN, 3.625%, 04/30/07	$2,650,000	[2]	$2,623,087
USTN, 3.000%, 02/15/08	755,000	[2]	733,973
USTN, 2.625%, 05/15/08	745,000	[2]	715,899
USTB, 2.000%, 01/15/14	474,289		471,751
Total U.S. Treasuries			8,338,151
Total U.S. Government and Agency Obligations (cost $10,472,609)			10,518,772
Municipal Bonds - 1.1%
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09	185,000		196,100
Eufaula Alabama, Series C, 4.000%, 08/15/12	490,000		482,650
Total Municipal Bonds (cost $668,985)			678,750

	Shares
Preferred Stock - 1.3%
Newell Financial Trust I, 5.250%	6,430		266,845
Travelers Property Casualty Corp., 4.500%, 04/15/32	21,000		519,960
Total Preferred Stock (cost $752,363)			786,805
Other Investment Companies - 22.4%[1]
Bank of New York Institutional Cash Reserves Fund, 4.30%[3]	13,562,621		13,562,621
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14%	248,053		248,053
Total Other Investment Companies (cost $13,810,674)			13,810,674
Total Investments – 120.9% (cost $73,355,871)			74,491,095
Other Assets, less Liabilities – (20.9)%			(12,941,789)
Net Assets - 100.0%			$61,549,306

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2005, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately:

Fund	Cost	Appreciation	Depreciation	Net
20 Fund	$29,326,554	$2,233,558	$(2,988,929)	$(755,371)
Mid-Cap	107,393,224	17,736,403	(809,655)	16,926,748
Balanced	27,025,743	2,346,327	(321,033)	2,025,294
High Yield	61,336,168	1,029,722	(1,153,481)	(123,759)
Fixed Income	73,371,615	2,026,627	(959,578)	1,067,049

*	Non-income-producing security

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2005, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Balanced	$336,225	1.4%
High Yield	6,387,744	12.9%
Fixed Income	3,661,987	5.9%

(b)	Step bond. A high-yield debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Yield shown for an investment company represents its December 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2005, amounting to:

Fund	Value	% of Net Assets
20 Fund	$5,901,328	26.6%
Mid-Cap	25,920,798	26.5%
Balanced	5,000,774	20.9%
High Yield	12,549,007	25.3%
Fixed Income	13,273,744	21.6%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]	Zero coupon security.
[5]	Variable rate security. The rate listed is as of December 31, 2005.
[6]	Non-cash collateral received for securities loaned.
[7]	Convertible security. Security carries the right to exchange the security for other securities of the issuer or another issuer.
#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

FHLMC: Federal Home Loan Mortgage Corp.	USTB: United States Treasury Bond
FNMA: Federal National Mortgage Association	USTN: United States Treasury Note
GMAC: General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

CAD: Canadian Dollar	SGD: Singapore Dollar
NZD: New Zealand Dollar	MXN: Mexican Peso
GBP: British Pound	THB: Thailand Baht

Statements of Assets and Liabilities

December 31, 2005

	Managers 20 Fund	Managers Mid-Cap Fund	Managers Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value (including securities on loan valued at $5,901,328, $25,920,798, $5,000,774, $12,549,007, and $13,273,744, respectively)	$28,604,517	$124,370,108	$29,051,037	$61,222,305	$74,491,095
Foreign currency* *	—	—	—	—	3,522
Receivable for investments sold	—	2,038,900	4,744	350,188	40,658
Receivable for Fund shares sold	—	84	—	96,044	5,921
Dividends, interest and other receivables	7,849	100,720	128,010	995,094	784,180
Prepaid expenses	12,855	13,789	12,279	15,476	7,061

Total assets	28,625,221	126,523,601	29,196,070	62,679,107	75,332,437

Liabilities:
Payable to Custodian	33,334	50,136	—	9,896	52,431
Payable for Fund shares repurchased	168,826	46,324	17,185	34,051	56,254
Payable upon return of securities loaned	6,076,726	27,002,078	5,145,615	12,875,218	13,562,621
Payable for investments purchased	—	1,612,715	—	—	—
Accrued expenses:
Investment advisory and management fees	13,717	57,966	10,498	20,844	4,341
Administrative fees	3,919	16,712	4,115	8,457	10,441
Other	111,614	98,151	67,486	97,058	97,043

Total liabilities	6,408,136	28,884,082	5,244,899	13,045,524	13,783,131

Net Assets	$22,217,085	$97,639,519	$23,951,171	$49,633,583	$61,549,306

Net Assets Represent:
Paid-in capital	$266,840,411	$98,172,406	$41,825,722	$70,082,993	$64,065,033
Undistributed/overdistribution net investment income	—	1,642	7,723	—	(33,614)
Accumulated net realized loss from investments and foreign currency transactions	(243,886,262)	(17,487,770)	(19,934,278)	(20,488,783)	(3,617,350)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(737,064)	16,953,241	2,052,004	39,373	1,135,237

Net Assets	$22,217,085	$97,639,519	$23,951,171	$49,633,583	$61,549,306

Class A Shares - Net Assets	$3,498,874	$8,711,916	$1,676,974	$20,478,171	$7,591,320

Shares Outstanding	710,060	646,500	145,163	2,468,399	732,873

Net asset value, offering and redemption price per share	$4.93	$13.48	$11.55	$8.30	$10.36

Class B Shares - Net Assets	$7,834,689	$15,511,578	$9,692,025	$17,781,635	$16,836,440

Shares Outstanding	1,671,410	1,209,538	853,287	2,162,531	1,635,334

Net asset value, offering and redemption price per share	$4.69	$12.82	$11.36	$8.22	$10.30

Class C Shares - Net Assets	$6,605,360	$13,845,251	$5,081,492	$7,933,590	$11,480,408

Shares Outstanding	1,403,563	1,078,922	443,327	966,419	1,107,908

Net asset value, offering and redemption price per share	$4.71	$12.83	$11.46	$8.21	$10.36

Institutional Class Shares - Net Assets	$4,278,162	$59,570,774	$7,500,680	$3,440,187	$25,641,138

Shares Outstanding	851,591	4,199,474	644,490	411,497	2,465,679

Net asset value, offering and redemption price per share	$5.02	$14.19	$11.64	$8.36	$10.40

* Investments at cost	$29,341,581	$107,416,867	$26,999,033	$61,182,932	$73,355,871
** Foreign currency at cost	—	—	—	—	$3,509

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2005

	Managers 20 Fund	Managers Mid-Cap Fund	Managers Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Investment Income:
Dividend income	$210,586	$1,143,777	$289,140	$47,283	$47,032
Interest income	—	25	423,793	4,072,344	3,326,969
Foreign withholding tax	(319)	—	—	—	(5,146)
Securities lending fees	6,218	36,041	3,013	50,886	27,530

Total investment income	216,485	1,179,843	715,946	4,170,513	3,396,385

Expenses:
Investment advisory and management fees	196,789	687,993	181,289	371,278	280,331
Administrative fees	56,225	196,569	51,797	106,079	124,591
Distribution Fees - Class A Shares	13,572	29,502	7,312	58,275	21,229
Distribution Fees - Class B Shares	96,852	158,591	105,016	221,680	184,215
Distribution Fees - Class C Shares	81,812	144,172	56,166	89,562	125,705
Transfer agent	55,237	38,134	13,809	21,889	23,486
Custodian	43,498	58,144	65,057	87,493	54,663
Professional fees	23,892	31,616	27,697	31,986	31,754
Registration fees	41,402	47,249	43,596	41,735	49,627
Trustees fees and expenses	1,892	6,840	1,473	3,046	3,522
Shareholder Reports	4,642	15,682	5,075	9,447	15,213
Miscellaneous	3,534	7,712	3,371	5,712	7,882

Total expenses before offsets	619,347	1,422,204	561,658	1,048,182	922,218

Expense reimbursement	(74,963)	(106,956)	(133,688)	(193,811)	(285,873)
Expense reductions	(1,850)	(7,342)	(6,847)	(175)	(59)

Net expenses	542,534	1,307,906	421,123	854,196	636,286

Net investment income (loss)	(326,049)	(128,063)	294,823	3,316,317	2,760,099

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(5,407,020)	12,645,244	2,487,896	791,823	423,349
Net realized gain (loss) on foreign currency transactions	—	—	(549)	—	(34,078)
Net unrealized appreciation (depreciation) of investments	3,312,914	(1,958,142)	(1,822,673)	(3,087,058)	(1,692,583)
Net unrealized appreciation (depreciation) of foreign currency translations	—	—	(40)	—	(8,595)

Net realized and unrealized gain (loss)	(2,094,106)	10,687,102	664,634	(2,295,235)	(1,311,907)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,420,155)	$10,559,039	$959,457	$1,021,082	$1,448,192

Statements of Changes in Net Assets

For the year ended December 31,

	Managers 20 Fund		Managers Mid-Cap Fund		Managers Balanced Fund		Managers High Yield Fund		Managers Fixed Income Fund
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(326,049)	$(435,076)	$(128,063)	$(26,289)	$294,823	$373,627	$3,316,317	$4,604,636	$2,760,099	$3,101,417
Net realized gain (loss) on investments and foreign currency transactions	(5,407,020)	(38,185,417)	12,645,244	17,633,981	2,487,347	2,306,373	791,823	5,833,380	389,271	1,376,839
Net unrealized appreciation (depreciation) of investments and foreign currency translations	3,312,914	35,492,173	(1,958,142)	(1,928,532)	(1,822,713)	(86,318)	(3,087,058)	(4,409,511)	(1,701,178)	(1,042,128)

Net increase (decrease) in net assets resulting from operations	(2,420,155)	(3,128,320)	10,559,039	15,679,160	959,457	2,593,682	1,021,082	6,028,505	1,448,192	3,436,128

Distributions to Shareholders:
From net investment income
Class A Shares	—	—	—	—	(29,028)	(38,536)	(1,189,279)	(963,249)	(343,226)	(304,012)
Class B Shares	—	—	—	—	(81,465)	(112,295)	(1,330,899)	(2,221,663)	(813,174)	(996,137)
Class C Shares	—	—	—	—	(41,820)	(65,894)	(540,473)	(855,347)	(547,607)	(669,346)
Institutional Class Shares	—	—	—	—	(133,270)	(155,217)	(272,343)	(497,737)	(1,347,502)	(1,239,071)

Total distributions to shareholders	—	—	—	—	(285,583)	(371,942)	(3,332,994)	(4,537,996)	(3,051,509)	(3,208,566)

From Capital Share Transactions:
Proceeds from sale of shares	893,929	3,970,824	5,873,404	9,288,357	1,751,699	2,279,694	16,148,558	31,204,684	12,380,200	9,943,361
Reinvestment of dividends and distributions	—	—	—	—	124,058	140,888	1,475,832	1,205,835	1,306,176	1,301,586
Cost of shares repurchased	(13,887,282)	(19,135,432)	(21,235,800)	(30,119,048)	(6,542,450)	(8,921,632)	(24,777,109)	(64,494,199)	(14,581,815)	(27,692,595)

Net decrease from capital share transactions	(12,993,353)	(15,164,608)	(15,362,396)	(20,830,691)	(4,666,693)	(6,501,050)	(7,152,719)	(32,083,680)	(895,439)	(16,447,648)

Total increase (decrease) in net assets	(15,413,508)	(18,292,928)	(4,803,357)	(5,151,531)	(3,992,819)	(4,279,310)	(9,464,631)	(30,593,171)	(2,498,756)	(16,220,086)

Net Assets:
Beginning of year	37,630,593	55,923,521	102,442,876	107,594,407	27,943,990	32,223,300	59,098,214	89,691,385	64,048,062	80,268,148

End of year	$22,217,085	$37,630,593	$97,639,519	$102,442,876	$23,951,171	$27,943,990	$49,633,583	$59,098,214	$61,549,306	$64,048,062

End of year undistributed/(overdistributed) net investment income	—	—	$1,642	—	$7,723	$4,027	—	—	$(33,614)	$21,749

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Class A Shares					Class B Shares
20 Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$5.20	$5.48	$3.51	$6.12	$11.76	$4.98	$5.27	$3.39	$5.95	$11.48

Income from Investment Operations:
Net investment loss	(0.05)[3]	(0.05)	(0.05)	(0.07)	(0.08)	(0.11)[3]	(0.08)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.22)	(0.23)	2.02	(2.54)	(5.56)	(0.18)	(0.21)	1.95	(2.46)	(5.40)

Total from investment operations	(0.27)	(0.28)	1.97	(2.61)	(5.64)	(0.29)	(0.29)	1.88	(2.56)	(5.53)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	—	—	—	—	—	—

Total distributions to shareholders	—	—	—	—	—	—	—	—	—	—

Net Asset Value, End of Year	$4.93	$5.20	$5.48	$3.51	$6.12	$4.69	$4.98	$5.27	$3.39	$5.95

Total Return [1]	(5.19)%	(5.11)%	56.13%	(42.65)%	(47.96)%	(5.82)%	(5.50)%	55.46%	(43.03)%	(48.17)%

Ratio of net expenses to average net assets [1]	1.58%	1.75%	1.75%	1.75%	1.67%	2.24%	2.25%	2.25%	2.25%	2.17%
Ratio of total expenses to average net assets [1]	1.85%	2.07%	1.97%	1.82%	1.67%	2.51%	2.57%	2.47%	2.32%	2.17%
Ratio of net investment loss to average net assets	(0.81)%	(0.74)%	(1.15)%	(1.19)%	(1.19)%	(1.47)%	(1.24)%	(1.65)%	(1.69)%	(1.69)%
Portfolio turnover	17%	35%	9%	9%	8%	17%	35%	9%	9%	8%
Net assets at end of year (000’s omitted)	$3,499	$5,064	$7,956	$8,778	$23,948	$7,835	$13,007	$19,724	$16,197	$46,136

	Class C Shares					Institutional Class Shares
20 Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$5.00	$5.29	$3.40	$5.98	$11.52	$5.28	$5.54	$3.53	$6.13	$11.70

Income from Investment Operations:
Net investment loss	(0.10)[3]	(0.08)	(0.07)	(0.10)	(0.12)	(0.01)[3]	(0.01)	(0.01)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.19)	(0.21)	1.96	(2.48)	(5.42)	(0.25)	(0.25)	2.02	(2.56)	(5.52)

Total from investment operations	(0.29)	(0.29)	1.89	(2.58)	(5.54)	(0.26)	(0.26)	2.01	(2.60)	(5.57)

Less Distributions to Shareholders from:
Net realized gain on investments	—	—	—	—	—	—	—	—	—	—

Total distributions to shareholders	—	—	—	—	—	—	—	—	—	—

Net Asset Value, End of Year	$4.71	$5.00	$5.29	$3.40	$5.98	$5.02	$5.28	$5.54	$3.53	$6.13

Total Return [1]	(5.80)%	(5.48)%	55.13%	(42.98)%	(48.09)%	(4.92)%	(4.69)%	56.94%	(42.41)%	(47.61)%

Ratio of net expenses to average net assets [1]	2.24%	2.25%	2.25%	2.25%	2.17%	1.24%	1.25%	1.25%	1.25%	1.17%
Ratio of total expenses to average net assets [1]	2.51%	2.57%	2.47%	2.32%	2.17%	1.51%	1.59%	1.47%	1.32%	1.17%
Ratio of net investment loss to average net assets	(1.47)%	(1.24)%	(1.65)%	(1.69)%	(1.69)%	(0.48)%	(0.19)%	(0.65)%	(0.69)%	(0.69)%
Portfolio turnover	17%	35%	9%	9%	8%	17%	35%	9%	9%	8%
Net assets at end of year (000’s omitted)	$6,605	$11,073	$18,038	$15,359	$40,383	$4,278	$8,487	$10,206	$7,988	$20,149

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Class A Shares						Class B Shares
Mid-Cap Fund	2005		2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$12.10		$10.36	$7.58	$8.79	$9.86	$11.59	$9.98	$7.33	$8.54	$9.63

Income from Investment Operations:
Net investment loss	(0.01	) [3]	(0.02)	(0.01)	(0.01)	(0.01)	(0.06)[3]	(0.07)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.39		1.76	2.79	(1.20)	(1.06)	1.29	1.68	2.70	(1.15)	(1.04)

Total from investment operations	1.38		1.74	2.78	(1.21)	(1.07)	1.23	1.61	2.65	(1.21)	(1.09)

Less Distributions to Shareholders from:
Net realized gain on investments	—		—	—	—	(0.00)[2]	—	—	—	—	(0.00)[2]

Total distributions to shareholders	—		—	—	—	(0.00)	—	—	—	—	(0.00)

Net Asset Value, End of Year	$13.48		$12.10	$10.36	$7.58	$8.79	$12.82	$11.59	$9.98	$7.33	$8.54

Total Return[1]	11.32%		16.80%	36.68%	(13.77)%	(10.93)%	10.61%	16.13%	36.15%	(14.17)%	(11.30)%

Ratio of net expenses to average net assets[1]	1.33%		1.41%	1.50%	1.50%	1.50%	1.99%	1.90%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	1.45%		1.68%	1.63%	1.59%	1.60%	2.11%	2.18%	2.13%	2.09%	2.10%
Ratio of net investment loss to average net assets	(0.13)%		(0.16)%	(0.14)%	(0.09)%	(0.08)%	(0.79)%	(0.67)%	(0.64)%	(0.59)%	(0.58)%
Portfolio turnover	84%		90%	109%	108%	120%	84%	90%	109%	108%	120%
Net assets at end of year (000’s omitted)	$8,712		$9,168	$9,741	$7,290	$14,268	$15,512	$17,226	$17,052	$15,956	$22,075

	Class C Shares						Institutional Class Shares
Mid-Cap Fund	2005		2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.60		$9.99	$7.34	$8.55	$9.63	$12.70	$10.82	$7.87	$9.09	$10.16

Income from Investment Operations:
Net investment income (loss)	(0.06	) [3]	(0.08)	(0.05)	(0.06)	(0.04)	0.10[3]	0.04	0.03	0.04	0.03
Net realized and unrealized gain (loss) on investments	1.29		1.69	2.70	(1.15)	(1.04)	1.39	1.84	2.92	(1.25)	(1.09)

Total from investment operations	1.23		1.61	2.65	(1.21)	(1.08)	1.49	1.88	2.95	(1.21)	(1.06)

Less Distributions to Shareholders from:
Net investment income	—		—	—	—	—	—	—	—	(0.01)	(0.01)
Net realized gain on investments	—		—	—	—	(0.00)[2]	—	—	—	—	(0.00)[2]

Total distributions to shareholders	—		—	—	—	(0.00)	—	—	—	(0.01)	(0.01)

Net Asset Value, End of Year	$12.83		$11.60	$9.99	$7.34	$8.55	$14.19	$12.70	$10.82	$7.87	$9.09

Total Return[1]	10.60%		16.12%	36.10%	(14.15)%	(11.19)%	11.74%	17.37%	37.51%	(13.33)%	(10.38)%

Ratio of net expenses to average net assets[1]	1.99%		1.91%	2.00%	2.00%	2.00%	0.99%	0.90%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets[1]	2.11%		2.18%	2.13%	2.09%	2.10%	1.11%	1.18%	1.13%	1.09%	1.10%
Ratio of net investment income (loss) to average net assets	(0.79)%		(0.67)%	(0.64)%	(0.59)%	(0.57)%	0.21%	0.33%	0.36%	0.41%	0.42%
Portfolio turnover	84%		90%	109%	108%	120%	84%	90%	109%	108%	120%
Net assets at end of year (000’s omitted)	$13,845		$15,393	$16,576	$16,329	$20,055	$59,571	$60,656	$64,225	$62,544	$87,671

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Class A Shares					Class B Shares
Balanced Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.24	$10.42	$8.62	$10.13	$11.08	$11.06	$10.26	$8.49	$9.98	$10.92

Income from Investment Operations:
Net investment income	0.17	0.17	0.22	0.24	0.25	0.09	0.34	0.16	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.30	0.81	1.81	(1.49)	(0.96)	0.30	0.80	1.79	(1.45)	(0.94)

Total from investment operations	0.47	0.98	2.03	(1.25)	(0.71)	0.39	1.14	1.95	(1.27)	(0.74)

Less Distributions to Shareholders from:
Net investment income	(0.16)	(0.16)	(0.23)	(0.26)	(0.24)	(0.09)	(0.34)	(0.18)	(0.22)	(0.20)

Total distributions to shareholders	(0.16)	(0.16)	(0.23)	(0.26)	(0.24)	(0.09)	(0.34)	(0.18)	(0.22)	(0.20)

Net Asset Value, End of Year	$11.55	$11.24	$10.42	$8.62	$10.13	$11.36	$11.06	$10.26	$8.49	$9.98

Total Return [1]	4.24%	9.45%	23.85%	(12.47)%	(6.37)%	3.53%	11.11%	23.42%	(12.89)%	(6.79)%

Ratio of net expenses to average net assets[1]	1.31%	1.47%	1.50%	1.50%	1.50%	1.98%	1.97%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets[1]	1.85%	2.05%	1.73%	1.68%	1.68%	2.52%	2.57%	2.23%	2.18%	2.18%
Ratio of net investment income to average net assets	1.45%	1.46%	2.21%	2.62%	2.43%	0.79%	0.97%	1.71%	2.12%	1.93%
Portfolio turnover	53%	85%	91%	183%	226%	53%	85%	91%	183%	226%
Net assets at end of year (000’s omitted)	$1,677	$2,366	$3,448	$4,205	$22,802	$9,692	$11,090	$12,134	$12,345	$20,279

	Class C Shares					Institutional Class Shares
Balanced Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$11.16	$10.35	$8.56	$10.06	$11.01	$11.33	$10.50	$8.68	$10.22	$11.17

Income from Investment Operations:
Net investment income	0.09	0.11	0.16	0.18	0.19	0.18	0.21	0.27	0.28	0.31
Net realized and unrealized gain (loss) on investments	0.30	0.81	1.81	(1.46)	(0.94)	0.31	0.83	1.83	(1.50)	(0.96)

Total from investment operations	0.39	0.92	1.97	(1.28)	(0.75)	0.49	1.04	2.10	(1.22)	(0.65)

Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.11)	(0.18)	(0.22)	(0.20)	(0.18)	(0.21)	(0.28)	(0.32)	(0.30)

Total distributions to shareholders	(0.09)	(0.11)	(0.18)	(0.22)	(0.20)	(0.18)	(0.21)	(0.28)	(0.32)	(0.30)

Net Asset Value, End of Year	$11.46	$11.16	$10.35	$8.56	$10.06	$11.64	$11.33	$10.50	$8.68	$10.22

Total Return [1]	3.49%	8.88%	23.38%	(12.94)%	(6.77)%	4.57%	10.04%	24.51%	(12.06)%	(5.83)%

Ratio of net expenses to average net assets[1]	1.98%	1.97%	2.00%	2.00%	2.00%	0.98%	0.97%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets[1]	2.52%	2.56%	2.23%	2.18%	2.18%	1.52%	1.57%	1.23%	1.18%	1.18%
Ratio of net in vestment income to average net assets	0.79%	0.97%	1.71%	2.12%	1.93%	1.80%	1.98%	2.71%	3.12%	2.93%
Portfolio turnover	53%	85%	91%	183%	226%	53%	85%	91%	183%	226%
Net assets at end of year (000’s omitted)	$5,081	$6,377	$8,537	$13,026	$28,946	$7,501	$8,111	$8,104	$8,609	$16,912

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Class A Shares					Class B Shares
High Yield Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.67	$8.46	$7.08	$7.76	$8.20	$8.60	$8.40	$7.04	$7.71	$8.16

Income from Investment Operations:
Net investment income	0.57	0.67	0.64	0.80	0.79	0.51	0.60	0.60	0.75	0.76
Net realized and unrealized gain (loss) on investments	(0.37)	0.19	1.39	(0.70)	(0.41)	(0.38)	0.21	1.38	(0.67)	(0.43)

Total from investment operations	0.20	0.86	2.03	0.10	0.38	0.13	0.81	1.98	0.08	0.33

Less Distributions to Shareholders from:
Net investment income	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)	(0.51)	(0.61)	(0.62)	(0.75)	(0.78)

Total distributions to shareholders	(0.57)	(0.65)	(0.65)	(0.78)	(0.82)	(0.51)	(0.61)	(0.62)	(0.75)	(0.78)

Net Asset Value, End of Year	$8.30	$8.67	$8.46	$7.08	$7.76	$8.22	$8.60	$8.40	$7.04	$7.71

Total Return [1]	2.37%	10.62%	29.73%	1.85%	4.78%	1.59%	10.07%	29.01%	1.49%	4.17%

Ratio of net expenses to average net assets [1]	1.22%	1.40%	1.40%	1.40%	1.40%	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of total expenses to average net assets [1]	1.59%	1.72%	1.63%	1.61%	1.61%	2.27%	2.27%	2.13%	2.11%	2.11%
Ratio of net investment income to average net assets	6.64%	7.68%	8.10%	10.86%	9.95%	5.96%	7.18%	7.60%	10.36%	9.45%
Portfolio turnover	63%	74%	138%	229%	197%	63%	74%	138%	229%	197%
Net assets at end of year (000’s omitted)	$20,478	$16,612	$24,693	$44,059	$27,712	$17,782	$27,287	$35,695	$35,654	$48,857

	Class C Shares					Institutional Class Shares
High Yield Fund	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$8.59	$8.39	$7.03	$7.70	$8.15	$8.74	$8.52	$7.13	$7.79	$8.24

Income from Investment Operations:
Net investment income	0.51	0.60	0.60	0.75	0.75	0.60	0.73	0.68	0.84	0.82
Net realized and unrealized gain (loss) on investments	(0.38)	0.21	1.37	(0.67)	(0.42)	(0.38)	0.18	1.40	(0.68)	(0.41)

Total from investment operations	0.13	0.81	1.97	0.08	0.33	0.22	0.91	2.08	0.16	0.41

Less Distributions to Shareholders from:
Net investment income	(0.51)	(0.61)	(0.61)	(0.75)	(0.78)	(0.60)	(0.69)	(0.69)	(0.82)	(0.86)

Total distributions to shareholders	(0.51)	(0.61)	(0.61)	(0.75)	(0.78)	(0.60)	(0.69)	(0.69)	(0.82)	(0.86)

Net Asset Value, End of Year	$8.21	$8.59	$8.39	$7.03	$7.70	$8.36	$8.74	$8.52	$7.13	$7.79

Total Return [1]	1.60%	10.08%	29.04%	1.49%	4.18%	2.60%	10.69%	30.30%	2.64%	5.15%

Ratio of net expenses to average net assets [1]	1.90%	1.90%	1.90%	1.90%	1.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of total expenses to average net assets [1]	2.27%	2.27%	2.13%	2.11%	2.11%	1.27%	1.26%	1.13%	1.11%	1.11%
Ratio of net investment income to average net assets	5.97%	7.17%	7.60%	10.36%	9.45%	6.96%	8.00%	8.60%	11.36%	10.45%
Portfolio turnover	63%	74%	138%	229%	197%	63%	74%	138%	229%	197%
Net assets at end of year (000’s omitted)	$7,934	$10,474	$13,833	$16,538	$25,532	$3,440	$4,725	$15,469	$9,648	$11,913

Financial Highlights

For a share outstanding throughout the fiscal years ended December 31,

	Class A Shares					Class B Shares
Fixed Income	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.62	$10.56	$10.05	$10.14	$9.94	$10.56	$10.51	$10.02	$10.10	$9.91

Income from Net Investment Operations:
Net investment income	0.53	0.49	0.52	0.56	0.55	0.46	0.43	0.48	0.50	0.51
Net realized and unrealized gain (loss) on investments	(0.25)	0.07	0.53	(0.06)	0.30	(0.25)	0.07	0.50	(0.04)	0.29

Total from investment operations	0.28	0.56	1.05	0.50	0.85	0.21	0.50	0.98	0.46	0.80

Less Distributions to Shareholders from:
Net investment income	(0.54)	(0.50)	(0.54)	(0.59)	(0.55)	(0.47)	(0.45)	(0.49)	(0.54)	(0.51)
Net realized gain on investments	—	—	—	—	(0.10)	—	—	—	—	(0.10)

Total distributions to shareholders	(0.54)	(0.50)	(0.54)	(0.59)	(0.65)	(0.47)	(0.45)	(0.49)	(0.54)	(0.61)

Net Asset Value, End of Year	$10.36	$10.62	$10.56	$10.05	$10.14	$10.30	$10.56	$10.51	$10.02	$10.10

Total Return [1]	2.68%	5.44%	10.67%	5.11%	8.66%	2.01%	4.90%	10.09%	4.64%	8.16%

Ratio of net expenses to average net assets [1]	0.81%	1.02%	1.10%	1.10%	1.13%	1.49%	1.54%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets [1]	1.27%	1.48%	1.33%	1.32%	1.33%	1.95%	1.99%	1.84%	1.82%	1.80%
Ratio of net investment income to average net assets	4.65%	4.56%	5.02%	5.73%	5.44%	3.96%	4.04%	4.52%	5.23%	4.98%
Portfolio turnover	24%	79%	315%	438%	744%	24%	79%	315%	438%	744%
Net assets at end of year (000’s omitted)	$7,591	$5,723	$7,936	$15,455	$65,303	$16,837	$20,063	$28,560	$35,087	$38,793

	Class C Shares					Institutional Class Shares
Fixed Income	2005	2004	2003	2002	2001	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$10.63	$10.58	$10.07	$10.15	$9.95	$10.66	$10.61	$10.10	$10.17	$9.98

Income from Investment Operations:
Net investment income	0.46	0.43	0.47	0.50	0.51	0.56	0.54	0.58	0.61	0.61
Net realized and unrealized gain (loss) on investments	(0.26)	0.07	0.52	(0.04)	0.30	(0.25)	0.07	0.52	(0.04)	0.28

Total from investment operations	0.20	0.50	0.99	0.46	0.81	0.31	0.61	1.10	0.57	0.89

Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.45)	(0.48)	(0.54)	(0.51)	(0.57)	(0.56)	(0.59)	(0.64)	(0.60)
Net realized gain on investments	—	—	—	—	(0.10)	—	—	—	—	(0.10)

Total distributions to shareholders	(0.47)	(0.45)	(0.48)	(0.54)	(0.61)	(0.57)	(0.56)	(0.59)	(0.64)	(0.70)

Net Asset Value, End of Year	$10.36	$10.63	$10.58	$10.07	$10.15	$10.40	$10.66	$10.61	$10.10	$10.17

Total Return [1]	1.90%	4.85%	10.11%	4.69%	8.26%	2.91%	5.99%	11.17%	5.75%	9.20%

Ratio of net expenses to average net assets [1]	1.49%	1.54%	1.60%	1.60%	1.60%	0.49%	0.50%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets [1]	1.95%	1.99%	1.84%	1.82%	1.80%	0.95%	0.97%	0.84%	0.82%	0.80%
Ratio of net investment income to average net assets	3.96%	4.04%	4.52%	5.23%	4.98%	4.96%	5.09%	5.52%	6.23%	5.98%
Portfolio turnover	24%	79%	315%	438%	744%	24%	79%	315%	438%	744%
Net assets at end of year (000’s omitted)	$11,480	$13,703	$20,009	$35,719	$57,239	$25,641	$24,559	$23,763	$30,711	$48,376

Notes to Financial Highlights

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	See Note 1(c) of “Notes to Financial Statements.”

[2]	Amount calculated is less than $0.005 per share.

[3]	Per share numbers have been calculated using average shares.

Notes to Financial Statements

December 31, 2005

(1) Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are; Managers 20 Fund (“20 Fund”), Managers Mid-Cap Fund (“Mid-Cap”), Managers Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”), and Managers Fixed Income Fund (“Fixed Income”), collectively the “Funds.”

The Funds each offer four classes of shares: Class A, Class B, Class C and Institutional Class (formerly “Class Y”). Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a) Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the NASDAQ Official Closing Price, if one is available. Lacking any sales, over-the-counter securities, are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in the Funds’ portfolios and, in accordance with procedures adopted by the Funds’ Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets, but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that reflect the evaluated bid price of such securities, except that for the Balanced, High Yield and Fixed Income Funds, fixed-income securities are valued based on valuations that reflect the mean between bid and asked prices. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETFs, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

Notes to Financial Statements (continued)

(b) Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. The Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2005, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios were as follows: 20 Fund - $1,850 or 0.01%; Mid-Cap - $7,342 or 0.01% and Balanced - $6,847 or 0.03%.

(c) Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

Each of the Funds has a “balance credit” arrangement with The Bank of New York (“BNY”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 1% below the effective 90 day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2005, the custodian expense was reduced as follows: Fixed Income - $59; High Yield - $175; Mid-Cap - $2; and Balanced - $2.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Funds, has contractually agreed, through at least May 1, 2006 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Funds exceed the following percentages of each Fund’s average daily net assets.

Fund	Class A	Class B	Class C	Inst. Class
20 Fund	1.50%*	2.25%	2.25%	1.25%
Mid-Cap	1.25%*	2.00%	2.00%	1.00%
Balanced	1.25%*	2.00%	2.00%	1.00%
High Yield	1.15%*	1.90%	1.90%	0.90%
Fixed Income	0.74%*	1.49%	1.49%	0.49%

*	Rate change effective May 1, 2005. Prior to this date the expense caps for Class A shares were 1.75%, 1.50%, 1.50%, 1.40% and 0.99%, respectively.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets. (Prior to April 1, 2004, each of the Funds had a similar waiver/reimbursement agreement with the former Investment Manager, 40/86 Advisors, Inc.)

For the year ended December 31, 2005, the cumulative amount of reimbursement for 20 Fund, Mid-Cap, Balanced, High Yield and Fixed Income equaled $209,101, $235,753, $270,788, $382,790 and $553,731, respectively. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but include non-reimbursable expenses such as interest and taxes, if any.

(d) Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for 20 Fund and Mid-Cap Fund. Dividends resulting from net investment income, if any, normally will be declared and paid monthly for, High Yield and Fixed Income Funds. Dividends resulting from net investment income, if any, normally will be declared and paid quarterly for Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market

Notes to Financial Statements (continued)

discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

	20 Fund		Mid-Cap		Balanced
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$—	$—	$—	$—	$285,583	$371,942
Short- term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	—	—	—	—

	$—	$—	$—	$—	$285,583	$371,942

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—	—	—	89.51%	86.22%
Ordinary income - dividends received deduction	—	—	—	—	94.68%	100.00%

	High Yield		Fixed Income
	2005	2004	2005	2004
Distributions paid from:
Ordinary income	$3,332,994	$4,537,996	$3,051,509	$3,208,566
Short-term capital gains	—	—	—	—
Long-term capital gains	—	—	—	—

	$3,332,994	$4,537,996	$3,051,509	$3,208,566

As a % of distributions paid (unaudited):
Qualified ordinary income	—		—	—
Ordinary income - dividends received deduction	—		—	—

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	20 Fund	Mid-Cap	Balanced	High Yield	Fixed Income
Capital loss carryforward	$(243,808,309)	$(17,428,652)	$(19,901,614)	$(20,313,160)	$(3,549,175)
Undistributed ordinary income	—	—	8,012	—	12,326
Undistributed short-term capital gains	—	—	—	—	—
Undistributed long-term capital gains	—	—	—	—	—

	$(243,808,309)	$(17,428,652)	$(19,893,602)	$(20,313,160)	$(3,536,849)

(e) Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Notes to Financial Statements (continued)

(f) Capital Loss Carryovers

As of December 31, 2005, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires Dec. 31.
20 Fund	$77,079,380 79,991,018 40,035,261 10,219,945 11,047,284 25,435,421	2008 2009 2010 2011 2012 2013

Mid-Cap	7,822,606 9,606,046	2008 2009

Balanced	4,643,050 13,683,503 1,575,061	2008 2009 2010

High Yield	6,927,868 6,618,233 6,767,059	2007 2008 2009

Fixed Income	3,549,175	2009

(g) Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the year ended December 31, 2005, the capital stock transactions in the Funds by class were:

Notes to Financial Statements (continued)

	20 Fund				Mid-Cap
	2005		2004		2005		2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	27,232	$130,280	25,608	$134,790	146,988	$1,826,721	186,734	$2,006,985
Reinvestment of distributions	—	—	—	—	—	—	—	—

Cost of shares repurchased	(291,714)	(1,400,859)	(503,704)	(2,682,014)	(258,188)	(3,283,146)	(368,998)	(3,996,641)

Net Increase (Decrease) - Class A	(264,482)	$(1,270,579)	(478,096)	$(2,547,224)	(111,200)	$(1,456,425)	(182,264)	$(1,989,656)

Class B:
Proceeds from sales	8,817	$40,332	30,673	$154,692	23,971	$282,261	169,539	$1,754,780
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of shares repurchased	(951,327)	(4,366,913)	(1,158,335)	(5,723,338)	(300,410)	(3,563,421)	(392,271)	(4,035,529)

Net Increase (Decrease) - Class B	(942,510)	$(4,326,581)	(1,127,662)	$(5,568,646)	(276,439)	$(3,281,160)	(222,732)	$(2,280,749)

Class C:
Proceeds from sales	31,705	$144,928	175,372	$907,255	68,655	$825,453	110,840	$1,147,122
Reinvestment of distributions	—	—	—	—	—	—	—	—

Cost of shares repurchased	(844,301)	(3,878,459)	(1,366,746)	(6,750,566)	(316,626)	(3,798,811)	(443,773)	(4,585,085)

Net Increase (Decrease) - Class C	(812,596)	$(3,733,531)	(1,191,374)	$(5,843,311)	(247,971)	$(2,973,358)	(332,933)	$(3,437,963)

Institutional Class:
Proceeds from sales	117,649	$578,427	525,836	$2,774,087	223,648	$2,938,967	391,408	$4,379,470
Reinvestment of distributions	—	—	—	—	—	—	—	—
Cost of shares repurchased	(873,257)	(4,241,089)	(761,586)	(3,979,514)	(801,950)	(10,590,420)	(1,549,581)	(17,501,793)

Net Increase (Decrease) -Institutional Class	(755,608)	$(3,662,662)	(235,750)	$(1,205,427)	(578,302)	$(7,651,453)	(1,158,173)	$(13,122,323)

	Balanced				High Yield
	2005		2004		2005		2004
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	20,632	$233,937	9,997	$107,408	1,503,551	$12,708,992	2,247,546	$19,037,878
Reinvestment of distributions	986	11,199	1,726	18,226	119,815	1,007,568	63,428	539,055
Cost of shares repurchased	(86,911)	(989,199)	(132,100)	(1,431,627)	(1,070,529)	(9,140,821)	(3,313,159)	(28,025,028)

Net Increase (Decrease) -Class A	(65,293)	$(744,063)	(120,377)	$(1,305,993)	552,837	$4,575,739	(1,002,185)	$(8,448,095)

Class B:
Proceeds from sales	58,118	$639,490	70,664	$741,343	50,636	$424,563	135,783	$1,141,591
Reinvestment of distributions	1,341	15,018	1,723	17,930	25,964	216,914	35,614	296,993
Cost of shares repurchased	(209,009)	(2,328,450)	(252,690)	(2,639,035)	(1,086,845)	(9,119,247)	(1,249,855)	(10,510,256)

Net Increase (Decrease) - Class B	(149,550)	$(1,673,942)	(180,303)	$(1,879,762)	(1,010,245)	$(8,477,770)	(1,078,458)	$(9,071,672)

Class C:
Proceeds from sales	13,643	$153,333	32,316	$341,998	84,882	$710,886	124,297	$1,040,028
Reinvestment of distributions	484	5,472	513	5,407	11,918	99,327	16,951	141,421
Cost of shares repurchased	(142,102)	(1,593,340)	(286,460)	(3,038,360)	(349,931)	(2,938,374)	(571,261)	(4,786,553)

Net Increase (Decrease) - Class C	(127,975)	$(1,434,535)	(253,631)	$(2,690,955)	(253,131)	$(2,128,161)	(430,013)	$(3,605,104)

Institutional Class:
Proceeds from sales	63,621	$724,939	101,189	$1,088,945	271,146	$2,304,117	1,169,852	$9,985,187
Reinvestment of distributions	8,066	92,369	9,320	99,325	17,935	152,023	26,860	228,366
Cost of shares repurchased	(143,110)	(1,631,461)	(166,161)	(1,812,610)	(418,348)	(3,578,667)	(2,471,454)	(21,172,362)

Net Increase (Decrease ) -Institutional Class	(71,423)	$(814,153)	(55,652)	$(624,340)	(129,267)	$(1,122,527)	(1,274,742)	$(10,958,809)

	Fixed Income
	2005		2004
	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	417,909	$4,402,019	115,777	$1,845,277
Reinvestment of distributions	10,663	110,366	6,167	64,803
Cost of shares repurchased	(234,829)	(2,456,835)	(334,467)	(3,520,064)

Net Increase (Decrease) - Class A	193,743	$2,055,550	(212,523)	$(1,609,984)

Class B:
Proceeds from sales	65,407	$682,333	91,829	$961,030
Reinvestment of distributions	13,870	144,400	17,762	185,604
Cost of shares repurchased	(343,702)	(3,583,035)	(926,326)	(9,723,513)

Net Increase (Decrease) - Class B	(264,425)	$(2,756,302)	(816,735)	$(8,576,879)

Class C:
Proceeds from sales	134,202	$1,412,102	121,227	$1,278,902
Reinvestment of distributions	5,224	55,005	6,776	71,275
Cost of shares repurchased	(320,733)	(3,368,435)	(730,587)	(7,702,910)

Net Increase (Decrease) - Class C	(181,307)	$(1,901,328)	(602,584)	$(6,352,733)

Institutional Class:
Proceeds from sales	558,692	$5,883,746	611,177	$5,858,152
Reinvestment of distributions	94,810	996,405	92,933	979,904
Cost of shares repurchased	(490,814)	(5,173,510)	(641,029)	(6,746,108)

Net Increase (Decrease) - Institutional Class	162,688	$1,706,641	63,081	$91,948

Notes to Financial Statements (continued)

At December 31, 2005, certain unaffiliated shareholders, specifically omnibus accounts, individually or collectively held greater than 10% of the outstanding shares of the following Funds:

Fund	Class A	Class B	Class C	Inst. Class
20 Fund	1 owns 39%	1 owns 61%	1 owns 56%	1 owns 24%
Mid-Cap	2 own 67%	1 owns 58%	1 owns 78%	1 owns 89%
Balance	2 own 60%	1 owns 73%	1 owns 80%	1 owns 88%
High Yield	1 owns 74%	1 owns 62%	1 owns 69%	2 own 87%
Fixed Income	2 own 57%	1 owns 69%	1 owns 84%	2 own 75%

(h) Repurchase Agreements

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(i) Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement with Managers Investment Group LLC (formerly The Managers Funds LLC) under which the Investment Manager provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the year ended December 31, 2005, were as follows:

Fund	Investment Management Fee
20 Fund	0.70%
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Funds have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. During the year ended December 31, 2005, each of the Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

Prior to July 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 per meeting attended. Effective July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Fund and the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor”) a wholly-owned subsidiary of Managers Investment Group LLC. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor. Managers Distributors, Inc. serves as the principal underwriter for each Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Funds have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-l under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to the Distributor up to 0.25% (prior to May 1, 2005, 0.50%), 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes by Fund the total 12b-1 fees incurred for such services for Class A, Class B and Class C shares for the year ended December 31, 2005:

Fund	Amount
20 Fund	$192,236
Mid-Cap	332,265
Balanced	168,494
High Yield	369,517
Fixed Income	331,149

(3) Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2005, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
20 Fund	$4,702,596	$17,669,599	N/A	N/A
Mid-Cap	81,424,854	96,699,007	N/A	N/A
Balanced	13,549,872	18,099,979	$2,322,104	$2,801,757
High Yield	32,607,692	40,593,786	N/A	N/A
Fixed Income	14,127,833	15,115,528	5,644,240	9,365,156

(4) Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNY Brokerage providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or

Notes to Financial Statements (continued)

government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5) Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

(6) Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Balanced and Fixed Income)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

(7) Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund will show the tax status of all the distributions paid to you during the year.

Pursuant to Section 852 of the Internal Revenue Code, Managers 20 Fund, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund designate $0,$0,$0,$0 and $0, respectively, as long-term capital gain for the taxable year ended December 31, 2005.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers 20 Fund, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers 20 Fund, Managers Mid-Cap Fund, Managers Balanced Fund, Managers High Yield Fund and Managers Fixed Income Fund (five of the series constituting Managers Trust II, hereafter referred to as the “Funds”), at December 31, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2006

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Trustee, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group, LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989-1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York

2 Hanson Place, 7th Floor

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 358-7668

For ManagersChoice Only

The Managers Funds

PFPC, Inc. c/o Wrap Services

P.O. Box 9847

Providence, Rhode Island 02940

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS		MANAGERS BALANCED FUNDS
CAPITAL APPRECIATION	RORER LARGE-CAP	BALANCED
Bramwell Capital Management, Inc.	Rorer Asset Management, LLC	Chicago Equity Partners, LLC
Essex Investment Management Co., LLC		Loomis, Sayles & Company L.P.
SMALL CAP
EMERGING MARKETS EQUITY	TimesSquare Capital Management, LLC	GLOBAL
Rexiter Capital Management Limited		333 Global Advisers*
	SMALL COMPANY	Armstrong Shaw Associates Inc.
ESSEX AGGRESSIVE GROWTH	Kalmar Investment Advisers, Inc.	Bernstein Investment Research and Management
ESSEX LARGE CAP GROWTH
ESSEX SMALL/MICRO CAP GROWTH	SPECIAL EQUITY
Essex Investment Management Co., LLC	Donald Smith & Co., Inc.	First Quadrant, L.P.
	Kern Capital Management LLC	Kern Capital Management LLC
FIRST QUADRANT TAX-MANAGED	Skyline Asset Management, L.P.	Northstar Capital Management, Inc.
EQUITY	Veredus Asset Management LLC	Wellington Management Company, LLP
First Quadrant, L.P.	Westport Asset Management, Inc.

MANAGERS Fixed INCOME FUNDS
INSTITUTIONAL MICRO-CAP	STRUCTURED CORE
Kern Capital Management LLC	First Quadrant, L.P.

INTERNATIONAL EQUITY	SYSTEMATIC VALUE	BOND (MANAGERS)
Bernstein Investment Research and Management Lazard Asset Management, LLC Wellington Management Company, LLP	Systematic Financial Management, L.P.	Loomis, Sayles & Company L.P.

	TIMESSQUARE MID CAP GROWTH	BOND (MANAGERS FREMONT)
	TIMESSQUARE SMALL CAP GROWTH	Pacific Investment Management Co. LLC
	TimesSquare Capital Management, LLC	CALIFORNIA INTERMEDIATE TAX-FREE
Evergreen Investment Management Co., LLC

INTERNATIONAL GROWTH	VALUE	FIXED INCOME
Wellington Management Company, LLP	Armstrong Shaw Associates Inc. Osprey Partners Investment Mgmt., LLC	Loomis, Sayles & Company L.P.

MICRO-CAP Kern Capital Management LLC		GLOBAL BOND Loomis, Sayles & Company L.P.

MID-CAP	20	HIGH YIELD J.P. Morgan Investment Management Inc.
Chicago Equity Partners, LLC	Oak Associates, Ltd.

REAL ESTATE SECURITIES Urdang Securities Management, Inc.		INTERMEDIATE DURATION GOVERNMENT Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)
JPMorgan Investment Advisors Inc.

MONEY MARKET (FREMONT)
333 Global Advisers*

SHORT DURATION GOVERNMENT
Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available:

(i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

AR002-1205

www.managersinvest.com

ANNUAL REPORT

Managers Trust II

December 31, 2005

•	Renaissance Large-Cap Equity Fund

RENAISSANCE LARGE-CAP EQUITY FUND

Annual Report

December 31, 2005

Page
About Your Fund’s Expenses	1
Portfolio Manager Comments	2
Fund Snapshots	6
Portfolio breakdown and top ten holdings at December 31, 2005
Schedule of Portfolio Investments	7
Financial Statements:
Statement of Assets and Liabilities	9
Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount
Statement of Operations	10
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets	11
Detail of changes in Fund assets for the past two years
Financial Highlights	12
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets
Notes to Financial Statements	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

About Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended December 31, 2005	Beginning Account Value 6/30/2005	Ending Account Value 12/31/2005	Expenses Paid During the Period*
Class A Shares
Actual	$1,000	$1,084	$7.09
Hypothetical (5% return before expenses)	$1,000	$1,018	$6.87
Class B Shares
Actual	$1,000	$1,082	$10.13
Hypothetical (5% return before expenses)	$1,000	$1,015	$9.80
Class C
Actual	$1,000	$1,080	$10.12
Hypothetical (5% return before expenses)	$1,000	$1,015	$9.80
Institutional Class Shares
Actual	$1,000	$1,085	$4.89
Hypothetical (5% return before expenses)	$1,000	$1,021	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

1

Renaissance Large-Cap Equity Fund

Portfolio Managers Comments

The Renaissance Large-Cap Equity Fund’s objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities of larger, well-established U.S. companies.

The Renaissance Large-Cap Equity Fund invests at least 80% of its assets in the common stocks of larger U.S. companies with market capitalizations of at least $2.5 billion at the time of investment. The Fund invests primarily in U.S. common stocks, as well as other U.S. and foreign securities, including preferred stocks, convertible securities that may be exchanged for common stock at a prestated price, and warrants that entitle the owner to purchase a set amount of common stock at a prestated price. The S&P 500 Index is the benchmark for the Fund.

Renaissance Investment Management (“Renaissance”) is a conservative, high-quality growth investment management firm. It utilizes disciplined and systematic methods for identifying attractive growth companies with strong business and earnings momentum trading at reasonable valuations.

Renaissance believes that portfolio management is both art and science. The investment team at Renaissance employs advanced quantitative tools and techniques to help it identify what it believes are superior companies and superior investment opportunities. Ongoing research in the form of both security selection and enhanced quantitative methods is integral to the team’s continuing success.

Renaissance Investment Management’s universe for the large cap growth strategy consists of the 1,000 largest companies in the U.S. This universe is initially screened for those companies demonstrating above-average profitability and below-average levels of debt. Typically, this leads to a smaller universe of about 350 to 400 companies, which are then subjected to further analysis. Specifically, these companies are scored and ranked based on a series of quantifiable factors that Renaissance believes are important in identifying good investment opportunities. These factors fall into three broad categories: high growth and momentum, rising earnings estimates and low valuations. The stocks with the highest rankings (top quintile) are considered eligible for inclusion in the portfolio and are subjected to traditional bottom up fundamental research analysis. Ultimately, the 50 best investment opportunities derived from this fundamental research are included in client portfolios.

The ideal company exhibits many of the following traits:

•	Solid, high quality growth companies

•	Typically sells at reasonable valuation levels

•	Experiencing positive changes in earnings expectations

•	Good business momentum and accelerating earnings growth

•	Supported by above-average corporate profitability

•	Proven record of profitability

•	Strong balance sheet

Portfolio management:

•	Quantitatively research the 1,000 largest companies in the U.S.

•	Each stock is screened for above average profitability and below average level of debt

•	Resulting 400-500 stocks are scored based on growth and momentum factors, earnings expectation factors and valuation factors

2

Renaissance Large-Cap Equity Fund

Portfolio Managers Comments (continued)

•	Conduct traditional fundamental research on the 80-100 highest ranked (top 20%) stocks to ensure companies exhibit the desired attributes. Each company is analyzed based on:

•	Reviews of annual reports and news stories about the company

•	Reading research reports that are issued by analysts

•	Talking to management

•	Gaining an understanding of how the company has generated its growth historically and what will drive growth going forward.

The investment team will make a sell decision when:

•	A security falls below the second quintile (below 40%) on the basis of their scoring and ranking process

•	A security has disappointing earnings relative to their expectations

The Year in Review

The Renaissance Large-Cap Equity Fund Institutional Class rose 10.24% compared with a gain of 4.91% for the S&P 500 Index. In the U.S., the broad market (using for example, the Russell 3000, Wilshire 5000, and S&P 500 indices) rose about 6% for the year. Please note that this Fund has multiple classes. Performance for all classes can be found on the Fund’s summary page and at www.managersinvest.com.

The Fund’s performance can be split into two pieces. For the first quarter of 2005, the Fund was managed by Chicago Equity Partners (“CEP”). Despite a reasonably healthy quarter for corporate profits, the overall equity market was down more than 200 basis points (2.0%). Large-cap stocks outperformed small-cap stocks, and growth-oriented stocks continued to underperform their value counterparts. Outside of the energy sector, which rose over 17%, no sector rose more than 2%, while most declined over the quarter. Energy stocks continued to ride oil’s increase (+25%) while materials stocks (+1.5%) slowed down as gold and copper prices declined. Although fundamentals remained strong, this quarter’s returns seemed to be driven by expectations of higher inflation, higher interest rates, and a slowdown in the economy. Indeed, the Fed raised rates twice this quarter, a signal of its desire to keep inflation in check.

CEP’s investment objective is to add value through stock selection while matching the sector allocations and capitalization distributions of the benchmark, relative performance is, almost by definition, a result of security selection. The investment team did a good job of security selection during the quarter, and the Fund did slightly better than its benchmark because a number of securities across several sectors did particularly well.

Renaissance began to manage the Fund in the second quarter of 2005. The stock market managed solid gains during the final nine months of 2005 despite continued concerns about rising interest rates and soaring energy prices. The gains in the overall stock market were broad in scope but were led by the Energy sector. Energy stocks were the beneficiary of higher oil prices, as the price of a barrel of oil rose above $60. The Federal Reserve continued to raise interest rates throughout the year resulting in a Fed Funds rate of 4.25% by the end of 2005 compared to only 1.00% in June 2004. These higher rates have been the result of the Fed looking to contain perceived inflationary trends in the economy. However, after its latest rate increase in December, Fed Chairman Greenspan hinted that the Fed viewed current levels of interest rates as “neutral” rather than “accommodative,” suggesting an impending end to further increases.

Despite surging energy prices and the devastating effects of Hurricane Katrina, Gross Domestic Product (GDP) rose at an annual rate of 4.1% in the third quarter of 2005, marking the economy’s fastest growth in 1 1/2 years. Consumer spending rose 4.2%, which was

3

Renaissance Large-Cap Equity Fund

Portfolio Managers Comments (continued)

higher than earlier estimates and the fastest rate since late 2004. Even more important, businesses boosted spending on equipment and software at a 10.8% annual rate in the third quarter, suggesting that the capital spending cycle is starting to turn more positive. In mid-December, Standard & Poor’s reported that capital expenditures for S&P 500 companies rose 21.7% during the third quarter compared to previous year levels, and that overall growth in capital expenditures for 2005 was likely to be the highest since 2000.

For the nine month period that ended on December 31, 2005, the Fund nicely outperformed its primary benchmark, the Russell 1000 Growth Index. During this time, the portfolio benefited from generally good stock selection, particularly in the Health Care, Technology and Energy sectors, rather than from an emphasis on any particular sector. Express Scripts, the large prescription benefits management (PBM) company, was the best performer in the Health Care sector. In Technology, Apple was a strong contributor to results, rising on the continued extraordinary sales gains from its various iPod products. One of the biggest performance disappointments was Bausch & Lomb, the maker of contact lenses and other eye-care products, as the company announced the discovery of accounting irregularities in its Brazilian operations.

An area which Renaissance has been emphasizing more in recent months has been the Technology sector. Technology stocks in general are still far below their levels of the tech bubble of 1999, but many companies within the sector have done reasonably well in terms of generating good gains in sales and operating cash flow over the past several years. The valuations of many stocks in this sector are very attractive, and Renaissance believes that an ultimate recovery in corporate capital spending will benefit many of these companies.

We regret to report that due to the Fund’s small amount of assets, the investment team at Renaissance and the Fund’s Trustees have elected to close and liquidate the Fund effective on or about January 31, 2006. It is expected that the cash proceeds of the liquidation will be distributed to shareholders promptly following the liquidation date. If you have any questions, please contact us at 1-800-835-3879.

4

Renaissance Large-Cap Equity Fund

Portfolio Managers Comments (continued)

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500 Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on July 3, 2000, to a $10,000 investment made in the S&P 500 Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Renaissance Large-Cap Equity Fund - Class A Shares (with load) and the S&P 500 Index since inception through December 31, 2005.

	1 Year	5 Years	Since Inception*
Average Annual Total Returns:
Renaissance Large-Cap Equity - Class A	9.84%	(2.80)%	(5.53)%
S&P 500 Index	4.91%	0.54%	(1.34)%

*	Commencement of operations was July 3, 2000.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

5

Renaissance Large-Cap Equity Fund

Fund Snapshots

December 31, 2005

Portfolio Breakdown

Portfolio Breakdown	Percentage of Net Assets	Percentage of S&P 500 Index
Information Technology	29.7%	15.1%
Health Care	24.5	13.3
Consumer Discretionary	15.4	10.8
Industrials	14.1	11.3
Energy	8.7	9.3
Financials	4.0	21.3
Materials	1.9	3.0
Consumer Staples	1.9	9.4
Other Assets and Liabilities	(0.2)	6.5

	100.0%	100.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Nordstrom, Inc.*	2.4%
UnitedHealth Group, Inc.	2.3
Apple Computer, Inc.	2.3
Diamond Offshore Drilling, Inc.	2.3
Adobe Systems, Inc.	2.3
WellPoint, Inc.	2.2
XTO Energy, Inc.*	2.2
Becton, Dickinson & Co.	2.2
T Rowe Price Group, Inc.*	2.2
Rockwell Automation, Inc.	2.2

Top Ten as a Group	22.6%

*	Top Ten Holding at June 30, 2005

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Any securities discussed may no longer be held in an account's portfolio. It should not be assumed that any of the securities transactions discussed were or will prove to be profitable, or that the investment recommendations we make in the future will be profitable.

6

Renaissance Large-Cap Equity Fund

Schedule of Portfolio Investments

December 31, 2005

	Shares	Value
Common Stocks - 100.2%
Consumer Discretionary - 15.4%
Black & Decker Corp.	640	$55,654
Centex Corp.	735	52,545
Home Depot, Inc.	1,298	52,543
Lennar Corp.	900	54,918
Nike, Inc., Class B	630	54,678
Nordstrom, Inc.	1,830	68,442
Pulte Homes, Inc.	1,370	53,923
Yum! Brands, Inc.	1,130	52,974
Total Consumer Discretionary		445,677
Consumer Staples - 1.9%
PepsiCo, Inc.	925	54,649
Energy - 8.7%
Burlington Resources, Inc.	725	62,495
Diamond Offshore Drilling, Inc.	950	66,082
Occidental Petroleum Corp.	745	59,511
XTO Energy, Inc.	1,445	63,493
Total Energy		251,581
Financials - 4.0%
Progressive Corp., The	460	53,719
T Rowe Price Group, Inc.	875	63,026
Total Financials		116,745
Health Care - 24.5%
Aetna, Inc.	660	62,245
Amgen, Inc.*	710	55,991
Bausch & Lomb, Inc.	720	48,888
Becton, Dickinson & Co.	1,050	63,084
C.R. Bard, Inc.	900	59,328
Express Scripts, Inc.*	733	61,425
Genzyme Corp.*	840	59,455
Johnson & Johnson Co.	880	52,888
McKesson Corp.	1,080	55,717
UnitedHealth Group, Inc.	1,075	66,801
WellPoint, Inc.*	800	63,832
Wyeth Co.	1,315	60,582
Total Health Care		710,236
Industrials - 14.1%
3M Co.	695	53,863
Boeing Co., The	820	57,597
Caterpillar, Inc.	1,009	58,290

The accompanying notes are an integral part of these financial statements.

7

Renaissance Large-Cap Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials (continued)
General Electric Co.	1,655	$58,008
Illinois Tool Works, Inc.	660	58,073
Rockwell Automation, Inc.	1,065	63,005
United Technologies Corp.	1,100	61,501
Total Industrials		410,337
Information Technology - 29.7%
Adobe Systems, Inc.	1,770	65,419
Apple Computer, Inc.*	925	66,498
Applied Materials, Inc.	3,030	54,358
Autodesk, Inc.	1,210	51,970
Cisco Systems, Inc.*	3,475	59,492
Dell, Inc.*	1,930	57,881
Fiserv, Inc.*	1,240	53,655
Intel Corp.	2,105	52,541
International Business Machines Corp.	660	54,252
Microsoft Corp.	1,985	51,908
Motorola, Inc.	2,630	59,412
National Semiconductor Corp.	2,134	55,441
Nvidia Corp.*	1,715	62,700
Oracle Corp.*	4,800	58,608
Texas Instruments, Inc.	1,755	56,283
Total Information Technology		860,418
Materials - 1.9%
Nucor Corp.	845	56,378
Total Common Stocks (cost $2,559,760)		2,906,021
Other Investment Companies - 1.2%[1]
JPMorgan Prime Money Market Fund, Institutional Class Shares, 4.14% (cost $34,108)	34,108	34,108
Total Investments - 101.4% (cost $2,593,867)		2,940,129
Other Assets, less Liabilities - (1.4)%		(40,811)
Net Assets - 100.0%		$2,899,318

Note:	Based on the cost of investments of $2,610,459 for Federal income tax purposes at December 31, 2005, the aggregate gross unrealized appreciation and depreciation were $370,440 and $40,770, respectively, resulting in net unrealized depreciation of investments of $329,670.

*	Non-income-producing security.

[1]	Yield shown for an investment company represents the December 31, 2005, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

8

Renaissance Large-Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2005

Assets:
Investments at value*	$2,940,129
Dividends and other receivables	8,769

Total assets	2,948,898

Liabilities:
Payable to Custodian	6,385
Accrued expenses:
Professional fees	22,363
Other	20,832

Total liabilities	49,580

Net Assets	$2,899,318

Net Assets Represent:
Paid-in capital	$18,439,046
Undistributed net investment income	—
Accumulated net realized loss from investments	(15,885,990)
Net unrealized appreciation of investments	346,262

Net Assets	$2,899,318

Class A Shares - Net Assets	$667,091
Shares Outstanding	91,235

Net asset value, offering and redemption price per share	$7.31

Class B Shares - Net Assets	$1,337,010
Shares Outstanding	188,351

Net asset value, offering and redemption price per share	$7.10

Class C Shares - Net Assets	$743,567
Shares Outstanding	104,668

Net asset value, offering and redemption price per share	$7.10

Institutional Class Shares - Net Assets	$151,650
Shares Outstanding	20,267

Net asset value, offering and redemption price per share	$7.48

* Investments at cost	$2,593,867

The accompanying notes are an integral part of these financial statements.

9

Renaissance Large-Cap Equity Fund

Statement of Operations

For the year ended December 31, 2005

Investment Income:
Dividend income	$31,411
Securities lending fees	123

Total investment income	31,534

Expenses:
Investment advisory and management fees	20,934
Administrative fees	5,994
Distribution fees - Class A Shares	1,904
Distribution fees - Class B Shares	14,967
Distribution fees - Class C Shares	7,674
Registration fees	65,276
Custodian fees	32,604
Professional fees	21,668
Transfer agent fees	5,630
Reports to shareholders	2,469
Trustees fees and expenses	205
Miscellaneous	1,320

Total expenses before offsets	180,645

Less: Expense reimbursements	(126,039)
Expense reductions	(3,175)

Net expenses	51,431

Net investment loss	(19,897)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	411,533
Net unrealized depreciation of investments	(145,131)

Net realized and unrealized gain	266,402

Net Increase in Net Assets Resulting from Operations	$246,505

The accompanying notes are an integral part of these financial statements.

10

Renaissance Large-Cap Equity Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2005	2004
Increase (Decrease) in Net Assets
From Operations:
Net investment loss	$(19,897)	$(7,410)
Net realized gain on investments	411,533	393,354
Net unrealized depreciation of investments	(145,131)	(25,924)

Net increase in net assets resulting from operations	246,505	360,020

Distributions to Shareholders:
From net investment income:
Class A	(497)	—
Class B	(1,016)	—
Class C	(565)	—
Institutional Class	(111)	—

Total distributions to shareholders	(2,189)	—

From Capital Share Transactions:
Proceeds from the sale of shares	302,980	131,038
Reinvestment of dividends and distributions	652	—
Cost of shares repurchased	(1,057,229)	(1,570,815)

Net decrease from capital share transactions	(753,597)	(1,439,777)

Total decrease in net assets	(509,281)	(1,079,757)

Net Assets:
Beginning of year	3,408,599	4,488,356

End of year	$2,899,318	$3,408,599

End of year undistributed net investment income	$—	$2,341

The accompanying notes are an integral part of these financial statements.

11

Renaissance Large-Cap Equity Fund - Class A Shares

Financial Highlights

For a share outstanding throughout each year ended December 31,

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$6.66	$6.02	$4.78	$6.60	$8.43

Income from Investment Operations:
Net investment income (loss)	(0.01)	0.01	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	0.67	0.63	1.26	(1.75)	(1.77)

Total from investment operations	0.66	0.64	1.24	(1.82)	(1.83)

Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—

Total distributions to shareholders	(0.01)	—	—	—	—

Net Asset Value, End of Year	$7.31	$6.66	$6.02	$4.78	$6.60

Total Return (a)	9.84%	10.63%	25.94%	(27.58)%	(21.71)%

Ratio of net operating expenses to average net assets (b)	1.23%	1.42%	1.50%	1.50%	1.50%
Ratio of total expenses to average net assets (b)	5.54%	4.73%	3.29%	2.10%	1.96%
Ratio of net investment income (loss) to average net assets (a)	(0.20)%	0.15%	(0.41)%	(0.64)%	(0.80)%
Portfolio turnover	141%	95%	53%	78%	85%
Net assets at end of year (000’s omitted)	$667	$576	$837	$945	$9,417

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

12

Renaissance Large-Cap Equity Fund - Class B Shares

Financial Highlights

For a share outstanding throughout each year ended December 31,

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$6.50	$5.91	$4.72	$6.55	$8.41

Income from Investment Operations:
Net investment loss	(0.07)	(0.02)	(0.05)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments	0.68	0.61	1.24	(1.73)	(1.78)

Total from investment operations	0.61	0.59	1.19	(1.83)	(1.86)

Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—

Total distributions to shareholders	(0.01)	—	—	—	—

Net Asset Value, End of Year	$7.10	$6.50	$5.91	$4.72	$6.55

Total Return (a)	9.31%	9.98%	25.21%	(27.94)%	(22.12)%

Ratio of net operating expenses to average net assets (b)	1.90%	1.91%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets (b)	6.22%	5.22%	3.79%	2.60%	2.46%
Ratio of net investment loss to average net assets (a)	(0.84)%	(0.34)%	(0.91)%	(1.14)%	(1.30)%
Portfolio turnover	141%	95%	53%	78%	85%
Net assets at end of year (000’s omitted)	$1,337	$1,726	$2,008	$2,102	$5,439

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

13

Renaissance Large-Cap Equity Fund - Class C Shares

Financial Highlights

For a share outstanding throughout each year ended December 31,

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$6.51	$5.92	$4.72	$6.56	$8.42

Income from Investment Operations:
Net investment loss	(0.06)	(0.03)	(0.05)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.66	0.62	1.25	(1.74)	(1.76)

Total from investment operations	0.60	0.59	1.20	(1.84)	(1.86)

Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—

Total distributions to shareholders	(0.01)	—	—	—	—

Net Asset Value, End of Year	$7.10	$6.51	$5.92	$4.72	$6.56

Total Return (a)	9.15%	9.97%	25.42%	(28.05)%	(22.09)%

Ratio of net operating expenses to average net assets (b)	1.90%	1.92%	2.00%	2.00%	2.00%
Ratio of total expenses to average net assets (b)	6.20%	5.11%	3.79%	2.60%	2.46%
Ratio of net investment loss to average net assets (a)	(0.84)%	(0.39)%	(0.91)%	(1.14)%	(1.30)%
Portfolio turnover	141%	95%	53%	78%	85%
Net assets at end of year (000’s omitted)	$744	$913	$1,241	$1,858	$4,825

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

14

Renaissance Large-Cap Equity Fund - Institutional Class Shares

Financial Highlights

For a share outstanding throughout each year ended December 31,

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$6.79	$6.11	$4.83	$6.65	$8.45

Income from Investment Operations:
Net investment income (loss)	0.01	0.08	0.01	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	0.69	0.60	1.27	(1.78)	(1.79)

Total from investment operations	0.70	0.68	1.28	(1.82)	(1.80)

Less Distributions to Shareholders from:
Net investment income	(0.01)	—	—	—	—

Total distributions to shareholders	(0.01)	—	—	—	—

Net Asset Value, End of Year	$7.48	$6.79	$6.11	$4.83	$6.65

Total Return (a)	10.24%	11.13%	26.50%	(27.37)%	(21.30)%

Ratio of net operating expenses to average net assets (b)	0.89%	0.91%	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets (b)	5.18%	4.12%	2.79%	1.60%	1.46%
Ratio of net investment income (loss) to average net assets (a)	0.19%	0.64%	0.09%	(0.14)%	(0.30)%
Portfolio turnover	141%	95%	53%	78%	85%
Net assets at end of year (000’s omitted)	$152	$193	$402	$606	$2,064

(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.

(b)	After expense offsets. (See Note 1(c) of “Notes to Financial Statements.”)

15

Renaissance Large-Cap Equity Fund

Notes to Financial Statements

December 31, 2005

(1)	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended. Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is an equity fund, the Renaissance Large-Cap Equity Fund (the “Fund”), formerly Managers Large-Cap Fund.

The Fund offers four classes of shares: Class A, Class B, Class C, and Institutional Class (formerly Class Y). Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. As discussed in Note 6, the Fund was liquidated on January 31, 2006.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant cant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. Under certain circumstances, the value of a Fund investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Manager monitors intervening events that may affect the value of securities held in the Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated. Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment

16

Notes to Financial Statements (continued)

companies are valued at their end of day net asset value per share except iShares or other ETF’s which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust.

(b)	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2005, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratio was $3,175 or 0.11% of average net assets.

The Fund has a “balance credit” agreement with The Bank of New York (“BNY”), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 1% below the effective 90-day T-Bill rate for account balances left uninvested overnight. This credit serves to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2005, the custody expense was not reduced.

Managers Investment Group, LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”) and the Investment Manager for the Fund, has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.25% (prior to May 1, 2005, 1.50%), 2.00%, 2.00%, 1.00% of the Fund’s average daily net assets for Class A, Class B, Class C, and Institutional Class, respectively.

Effective April 1, 2004, the Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the previously stated percentages of that Fund’s average daily net assets. (Prior to April 1, 2004, the Fund had a similar waiver/reimbursement agreement with the former Investment Managers, 40/86 Advisors, Inc.).

For the period April 1, 2004 through December 31, 2005, the cumulative amount of reimbursement for the Fund equaled $233,243. Upon liquidation of the Fund, the remaining amount of cumulative reimbursement available for recoupment will be forfeited by the Investment Manager.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense

17

Notes to Financial Statements (continued)

reimbursements and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes, if any.

(d)	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually in December. Distributions of capital gains, if any, will also be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, contributed securities, and possibly equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during years 2005 and 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$2,189	$—
Short-term capital gains	—	—
Long-term capital gains	—	—

	$2,189	$—

As of December 31, 2005, the components of distributable earnings (excluding unrealized appreciation/ depreciation) on a tax basis consisted of:

Capital loss carryforward	$(15,869,398)

(e)	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

(f)	Capital Loss Carryovers

As of December 31, 2005, the Fund had accumulated net realized capital loss carryovers of $15,869,398 from securities transactions for Federal income tax purposes. These amounts expired unutilized as a result of the Fund’s liquidation as discussed in Note 6.

Capital Loss Carryover Amount	Expires December 31,
$8,336,782	2008
6,822,200	2009
706,319	2010
4,097	2011

18

Notes to Financial Statements (continued)

(g)	Capital Stock

The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended December 31, 2005 and December 31, 2004, the capital stock transactions in the Fund per class were:

	2005		2004
	Shares	Amount	Shares	Amount
Class A Shares
Proceeds from the sale of shares	15,847	$110,794	4,229	$28,805
Reinvestment of dividends and distributions	14	103	—	—
Cost of shares repurchased	(11,165)	(75,237)	(56,608)	(129,106)

Net Increase (Decrease)	4,696	$35,660	(52,379)	$(100,301)

Class B Shares
Proceeds from the sale of shares	10,166	$69,302	25,009	$74,437
Reinvestment of dividends and distributions	54	388	—	—
Cost of shares repurchased	(87,341)	(579,722)	(99,300)	(616,429)

Net Decrease	(77,121)	$(510,032)	(74,291)	$(541,992)

Class C Shares
Proceeds from the sale of shares	14,510	$98,592	5,339	$27,700
Reinvestment of dividends and distributions	20	140	—	—
Cost of shares repurchased	(50,181)	(323,410)	(74,834)	(556,686)

Net Decrease	(35,651)	$(224,678)	(69,495)	$(528,986)

Institutional Class
Proceeds from the sale of shares	3,378	$24,292	31	$96
Reinvestment of dividends and distributions	3	21	—	—
Cost of shares repurchased	(11,548)	(78,860)	(37,345)	(268,594)

Net Decrease	(8,167)	$(54,547)	(37,314)	$(268,498)

At December 31, 2005, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: Class A - one owns 79%; Class B - one owns 60%; Class C - one owns 73%; Institutional Class - one owns 81%.

(2)	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (formerly The Managers Funds LLC) (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Fund is distributed by Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of Managers Investment Group LLC. The Fund’s investment portfolio is managed by Renaissance Investment Management (“Renaissance”), which serves pursuant to a Subadvisory Agreement by and between the Investment Manager and Renaissance with respect to the Fund. AMG indirectly owns a majority interest in Renaissance. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG, and/or MDI.

The Fund is obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund.

19

Notes to Financial Statements (continued)

The Investment Manager, in turn, pays Renaissance 0.30% of the average daily net assets of the Fund for its services as subadvisor.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. For the year ended December 31, 2005, the Fund paid a fee to the Administrator at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July, 1, 2005, the aggregate annual retainer paid to each Independent Trustee was $52,000, plus $2,000 for each meeting attended. Effective, July 1, 2005, the aggregate annual retainer paid to each Independent Trustee is $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which Managers Investment Group LLC serves as the Advisor based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $10,000 per year. (Prior to July 1, 2005, the Independent Chairman was paid an additional $5,000 per year). Effective July 1, 2005, the Chairman of the Audit Committee receives an additional $2,000 per year. The “Trustee fees and expenses” shown in the financial statements amounting to $205 for the year ended December 31, 2005 represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Managers Distributors, Inc. (“MDI”) serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature.

The Fund has adopted a distribution and service plan with respect to the Class A, Class B and Class C shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, the Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% (prior to May 1, 2005, 0.50%), 1.00% and 1.00% annually of the Fund’s average daily net assets attributable to Class A, Class B and Class C shares, respectively.

The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of the Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

20

Notes to Financial Statements (continued)

The total 12b-1 fees incurred for such services for Class A, Class B and Class C shares for the year ended December 31, 2005 equaled, $1,904, $14,967 and $7,674, respectively.

(3)	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2005 were $4,138,497 and $4,883,278, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(4)	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNY providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% of the market value, plus interest, if applicable, of the investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNY. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. Earnings (after any rebates) are then divided between BNY, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

(5)	Commitments and contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risks of loss to be remote.

(6)	Subsequent Event

The Board of Trustees, at a meeting held on December 2, 2005, unanimously approved a plan to liquidate the Renaissance Large-Cap Equity Fund effective on or about January 31, 2006. Effective December 5, 2005, the Fund longer accepted investments for either new or existing shareholder accounts (excluding investments made pursuant to automatic investment programs and reinvestment of any dividends and distributions). On January 31, 2006, the Fund liquidated and on February 1, 2006 distributed its net proceeds to shareholders.

Tax Information (unaudited)

The Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2005 Form 1099-DIV you receive for the Fund, will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, there were no long-term capital gains for the taxable year ended December 31, 2005.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Renaissance Large-Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Renaissance Large-Cap Equity Fund (formerly, Managers Large-Cap Fund)(the “Fund”) at December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 6 of the Notes to Financial Statements, the Fund liquidated and distributed its net cash proceeds pursuant to a plan approved by the Board of Trustees.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 22, 2006

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund. The Trustees are experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified. Other officers serve at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 36 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Interim Executive Vice President, QuadraMed Corporation (2001); President, Retirement Plans Group, Kemper Funds (1990-1998); Trustee of Bowdoin College (2002-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-Present); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

23

Trustees and Officers (continued)

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (21 portfolios); Ad-visory Board Member, Sustainable Growth Advisors, LP; Director, Guardian Mutual Funds (28 portfolios)

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Visiting Professor, Harvard Law School (1998-1999); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio)

Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 36 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1985-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001- Present); Director of Research, Lyra/Starview Capital LLC, (2004-Present); Partner, Northampton Capital, LLC; Partner, Schneeweis Advisors and Massachusetts Finance Institute (both wholly owned subsidiaries of Alternative Investment Analytics). No other directorships held by Trustee.

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

24

Trustees and Officers (continued)

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Lebovitz is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with Managers Investment Group LLC and Managers Distributors, Inc. Mr. Nutt is an interested person of the Trust within the meaning of the 1940 Act by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Peter M. Lebovitz, 1/18/55 • Trustee since 2002 • President since 2000 • Oversees 36 Funds in Fund Complex	Managing Partner, Managers Investment Group LLC (2005-Present); President and Chief Executive Officer, The Managers Funds LLC (1999-2004); President, Managers Distributors, Inc. (2000-Present); President, The Managers Funds (1999-Present); President, Managers AMG Funds (1999-Present); President, Managers Trust I (2000-Present); Director of Marketing, The Managers Funds, LP (1994-1999); Director of Marketing, Hyperion Capital Management, Inc. (1993-1994); Senior Vice President, Greenwich Asset Management, Inc. (1989- 1993); No other directorships held by trustee.

William J. Nutt, 3/30/45 • Trustee since 2005 • Oversees 36 Funds in Fund Complex	Chairman and Founder of Affiliated Managers Group, Inc., (1993-Present); Chief Executive Officer of Affiliated Managers Group, Inc. (1993-2004); Director, Affiliated Managers Group, Inc. (1993-Present); President of Affiliated Managers Group, Inc. (1993-1999); President and Chief Operating Officer, The Boston Company (1989-1993); Senior Executive Vice President, The Boston Company (1982-1989)

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

25

Trustees and Officers (continued)

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

Bruce M. Aronow, 5/31/65 • Chief Financial Officer since 2005	Managing Partner, Managers Investment Group LLC (2005-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2005-Present); Executive Vice President and Chief Financial Officer and Principal, Rorer Asset Management (1999-2004); Chief Operating Officer, Rorer Asset Management (2001-2004); Staff Accountant, Manager and Partner, PricewaterhouseCoopers LLP (1987-1998)

Christine C. Carsman, 4/2/52 • Secretary since 2004	Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust I (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991)

Donald S. Rumery, 5/29/58 • Treasurer since 2000	Senior Vice-President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer , Managers Distributors, Inc. (2000- Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004)

26

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Renaissance Investment Management

625 Eden Park Drive, Suite 1200

Cincinnati, Ohio 45202

Custodian

The Bank of New York

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PFPC, Inc.

attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

27

MANAGERS AND MANAGERS AMG EQUITY FUNDS

CAPITAL APPRECIATION

Bramwell Capital Management, Inc.

Essex Investment Management Co., LLC

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX AGGRESSIVE GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FIRST QUADRANT TAX-MANAGED EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

Kern Capital Management LLC

INTERNATIONAL EQUITY

Bernstein Investment Research and Management

Lazard Asset Management, LLC

Wellington Management Company, LLP

INTERNATIONAL GROWTH

Wellington Management Company, LLP

MICRO-CAP

Kern Capital Management LLC

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

RORER LARGE-CAP

Rorer Asset Management, LLC

SMALL CAP

TimesSquare Capital Management, LLC

SMALL COMPANY

Kalmar Investment Advisers, Inc.

SPECIAL EQUITY

Donald Smith & Co., Inc.

Kern Capital Management LLC

Skyline Asset Management, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

STRUCTURED CORE

First Quadrant, L.P.

SYSTEMATIC VALUE

Systematic Financial Management, L.P.

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Mgmt., LLC

20

Oak Associates, Ltd.

MANAGERS BALANCED FUNDS

BALANCED

Chicago Equity Partners, LLC

Loomis, Sayles & Company L.P.

GLOBAL

333 Global Advisers*

Armstrong Shaw Associates Inc.

Bernstein Investment Research and Management

First Quadrant, L.P.

Kern Capital Management LLC

Northstar Capital Management, Inc.

Wellington Management Company, LLP

MANAGERS

FIXED INCOME FUNDS

BOND (MANAGERS)

Loomis, Sayles & Company L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE

TAX-FREE

Evergreen Investment Management Company, LLC

FIXED INCOME

Loomis, Sayles & Company, L.P.

GLOBAL BOND

Loomis, Sayles & Company, L.P.

HIGH YIELD

J.P. Morgan Investment Management Inc.

INTERMEDIATE DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET (MANAGERS)

JPMorgan Investment Advisers, Inc.

MONEY MARKET (FREMONT)

333 Global Advisers*

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

*	A division of Managers Investment Group LLC

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member NASD.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semi-annual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	2005	2004
20 Fund	$19,230	$19,230
Mid-Cap Fund	$20,310	$20,310
Renaissance Large-Cap Equity Fund	$15,990	$15,990
Balanced Fund	$19,230	$19,230
High Yield Fund	$20,310	$20,310
Fixed Income Fund	$21,390	$21,390
All Funds in The Managers Funds Complex Audited by PwC	$709,350	$535,060

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	2005	2004
20 Fund	$2,500	$4,000
Mid-Cap Fund	$2,500	$4,000
Renaissance Large-Cap Equity Fund	$2,500	$4,000
Balanced Fund	$2,500	$4,000
High Yield Fund	$3,000	$5,000
Fixed Income Fund	$3,000	$4,750

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2005 and $0 for fiscal 2004, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years (as of September 30, 2005).

	Audit-related fees A		Tax fees A		All other fees A
	2005	2004	2005	2004	2005	2004
Control Affiliates	$476,755	$155,040	$172,139	$260,600	$75,729	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a	)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Lebovitz
Peter M. Lebovitz, President

Date: March 7, 2006

By:	/s/ Bruce M. Aronow
Bruce M. Aronow, Chief Financial Officer

Date: March 7, 2006